Exhibit 10.19

LOAN AGREEMENT

Dated: As of August 11, 2006

Between

STAG III ALBION, LLC

 (individually and collectively, together with each other party who may become a borrower hereunder,  “Borrower”,)

and

ANGLO IRISH BANK CORPORATION PLC (“Agent”)

and

any other Lenders, if any, which may become parties to this Agreement

(together with ANGLO IRISH BANK CORPORATION PLC, collectively the “Lenders”)

up to $300,000,000.00 TERM LOAN

i

6.	LOAN DISBURSEMENT AND BORROWER’S REQUIRED EQUITY CONTRIBUTIONS		7

	6.1	Advance of Loan Proceeds	8

	6.2	Required Equity Contribution; Additional Funds From Borrower	8

7.	CONDITIONS PRECEDENT		8

	7.1	Satisfactory Loan Documents	8

	7.2	No Material Change	8

	7.3	Warranties and Representations Accurate	8

	7.4	Financials and Appraisals	8

	7.5	Validity and Sufficiency of Security Documents	9

	7.6	No Other Liens; Taxes and Municipal Charges Current	9

	7.7	Property Matters	9

	7.8	Compliance With Law	9

	7.9	Title Insurance; other Evidence of Perfection	9

	7.10	Survey	9

	7.11	Condition of Property	10

	7.12	No Takings	10

	7.13	Insurance	10

	7.14	Utilities; Water; Drainage	10

	7.15	Hazardous Waste, Hazardous Materials and Toxic Substances	10

	7.16	Organizational Documents and Entity Agreements	10

	7.17	Votes, Consents and Authorizations	10

	7.18	Legal and Other Opinions	10

	7.19	Leasing Matters	11

	7.20	Zoning Compliance	11

	7.21	No Default	11

8.	WARRANTIES AND REPRESENTATIONS		11

	8.1	Financial Information	11

	8.2	No Violations	11

	8.3	No Litigation	11

	8.4	Leases	11

	8.5	Compliance With Legal Requirements	12

	8.6	Required Licenses and Permits	12

	8.7	Curb Cuts and Utility Connections	12

	8.8	Good Title and No Liens	12

	8.9	Use of Proceeds	12

	8.10	Entity Matters	12

	8.11	Valid and Binding	13

	8.12	Deferred Compensation and ERISA	13

	8.13	No Material Change; No Default	13

	8.14	No Broker or Finder	13

	8.15	Background Information and Certificates	13

	8.16	Guarantor’s Warranties and Representations	14

9.	COVENANTS		14

	9.1	Notices	14

	9.2	Financial Statements and Reports	14

	9.3	Payment of Taxes and Other Obligations	15

	9.4	Conduct of Business; Compliance With Law	15

	9.5	Insurance	15

	9.6	Restrictions on Liens, Transfers and Additional Debt	15

	9.7	Limits on Guaranties and Distributions	18

	9.8	Restrictions on Investments	18

	9.9	Indemnification Against Payment of Brokers’ Fees	19

	9.10	Limitations On Certain Transactions	19

	9.11	Approval of Management and Management Contract	19

	9.12	RESERVED	19

	9.13	Place for Records: Inspection	19

	9.14	Costs and Expenses	20

	9.15	Compliance with Legal Requirements	20

	9.16	Indemnification	20

	9.17	Leasing Matters	21

	9.18	Loan To Value Ratio Covenant	22

	9.19	Debt Service Coverage Ratio	23

	9.20	Replacement Documentation	25

	9.21	Partial Release	25

10.	SPECIAL PROVISIONS		25

	10.1	Right to Contest	25

	10.2	Limited Recourse Provisions	26

11.	EVENTS OF DEFAULT		26

	11.1	Default and Events of Default	26

	11.2	Grace Periods and Notice	28

	11.3	Certain Remedies. If an Event of Default shall occur:	29

12.	ADDITIONAL REMEDIES		29

	12.1	Remedies	29

	12.2	Reimbursement	30

	12.3	Power of Attorney	30

13.	SECURITY INTEREST		30

	13.1	Security Interest	30

14.	CASUALTY AND TAKING		31

	14.1	Casualty and Obligation To Repair	31

	14.2	Adjustment of Claims	31

	14.3	Payment and Application of Insurance Proceeds	31

	14.4	Conditions To Release of Insurance Proceeds	32

	14.5	Taking	32

15.	THE AGENT AND THE LENDERS		33

	15.1	Appointment of Agent	33

	15.2	Administration of Loans by Agent	33

	15.3	Delegation of Duties	34

	15.4	Exculpatory Provisions	34

	15.5	Reliance by Agent	34

	15.6	Notice of Default	34

	15.7	Lenders’ Credit Decisions	35

	15.8	Agent’s Reimbursement and Indemnification	35

	15.9	Agent in its Individual Capacity	35

	15.10	Successor Agent	35

	15.11	Duties in the Case of Enforcement	36

	15.12	Respecting Loans and Payments	36

	15.13	Delinquent Lender	39

	15.14	Holders	40

	15.15	Assignment and Participation	40

	15.16	Disclosure	43

	15.17	Miscellaneous Assignment Provisions	43

	15.18	Assignment by Borrower	43

	15.19	Administrative Matters	43

	15.20	Deemed Consent or Approval	44

16.	GENERAL PROVISIONS		45

	16.1	Notices	45

	16.2	Limitations on Assignment	46

	16.3	Further Assurances	46

	16.4	Parties Bound	46

	16.5	Waivers, Extensions and Releases	46

	16.6	Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury Trial	46

	16.7	Survival	48

	16.8	Cumulative Rights	48

	16.9	Claims Against Agent or the Lenders	48

	16.10	Obligations Absolute	49

	16.11	Table of Contents, Title and Headings	49

	16.12	Counterparts	49

	16.13	Satisfaction of Commitment	49

	16.14	Time Of the Essence	49

	16.15	Integration/No Oral Change	49

	16.16	Monthly Statements	50

	16.17	Survival	50

v

LOAN AGREEMENT

This Loan Agreement (“Loan Agreement” or “Agreement”) made and entered into as of the 11th day of August, 2006, by and between STAG III ALBION, LLC, a Delaware limited liability company having an address at c/o STAG Capital Partners, 99 Chauncy Street, 10th floor, Boston, Massachusetts 02111 (individually and/or collectively, as the context so requires, together with each other party who may hereafter become a borrower hereunder, the “Borrower”) and ANGLO IRISH BANK CORPORATION PLC, a banking corporation having an address at 265 Franklin Street, Boston, Massachusetts 02110 and the other lending institutions which may become parties to this Agreement pursuant to Section 15.15 hereof (collectively the “Lenders”) and ANGLO IRISH BANK CORPORATION PLC, as agent for itself and such other lending institutions (the “Agent”).

WITNESSETH:

1.                                       BACKGROUND.

1.1                                              Defined Terms.  Capitalized terms used in this Agreement are defined either in Exhibit A, or in specific sections of this Agreement, or in another Loan Document, as referenced in Exhibit A.

1.2                                              Borrower.  Each Borrower is a limited liability company organized under the laws of the State of Delaware, whose sole member and manager is STAG Investments Holdings III, LLC, a Delaware limited liability company (hereinafter, “STAG III”).  The sole member and manager of STAG III is SAgE III Aggregation, LLC, a Delaware limited liability company (hereinafter “SAgE”).

1.3                                              Land and Improvements; Property.  A respective Borrower (or an affiliate of the Borrower) has acquired or proposes to acquire, among other Properties, the following described parcels of land:

1.3.1                                                 the parcels of land (the “Milwaukee Land”) located in Milwaukee, Wisconsin more particularly described in the Mortgage, which Milwaukee Land is presently improved by a 270,000 warehouse/distribution facility with associated parking (the “Milwaukee Improvements”).  The Milwaukee Land and Milwaukee Improvements are collectively called the “Milwaukee Property”; and

1.3.2                                                 the parcels of land (the “Kendallville Land”) located in Kendallville, Indiana and Albion, Indiana more particularly described in the Mortgage, which Kendallville Land is presently improved by a 294,253 manufacturing facility with associated parking (the “Kendallville Improvements”).  The Kendallville Land and Kendallville Improvements are collectively called the “Kendallville Property”.

(The Milwaukee Land and the Kendallville Land (in each instance, to the extent same are made subject to the lien of the Security Documents), together with any other land which hereafter is made subject to the lien of the Security Documents as set forth in Section 2.7,  are sometimes hereinafter referred to collectively as the “Land”; the Milwaukee Improvements and the Kendallville Improvements (in each instance, to the extent same are made subject to the lien of the Security Documents), together with any other improvements which is hereafter made subject to the lien of the Security Documents as set forth in Section 2.7, are sometimes hereinafter referred to collectively as the “Improvements”; and the Milwaukee Property and the Kendallville Property (in each instance, to the extent same are made subject to the lien of the Security Documents), together with any other property which is hereafter made subject to the lien of the Security Documents as set forth in Section 2.7, are sometimes hereinafter referred to collectively as the “Property”).

1.4                                              Use of Loan Proceeds.  Borrower has applied to Agent for loans up to the maximum aggregate amount of THREE HUNDRED MILLION DOLLARS ($300,000,000.00) (each, a “Loan” and collectively, the “Loans”), a portion of the proceeds of which are to be used to acquire the Kendallville Property and to pay costs and expenses incident to closing the Loans, and the remainder of which may, under Section 2.7 below, be used to acquire additional Properties, including, without limitation the Milwaukee Property.

1.5                                              Guaranties and Indemnities.  As an inducement to Agent and the Lenders to make the Loans, STAG Investments Holdings III, LLC (in such capacity, “Guarantor”) has agreed to furnish certain guaranties and indemnities.

1.6                                              Loan.  Subject to all of the terms, conditions and provisions of this Agreement, and of the agreements and instruments referred to herein, each of the Lenders agrees severally to make loans to the Borrower up to a maximum aggregate principal amount equal to such Lender’s Commitment, and each Borrower agrees to accept and jointly and severally repay the Loans.

2.                                       LOAN PROVISIONS.

2.1                                              Amount of Loan.  The Loans shall be in the maximum aggregate amount of $300,000,000.00; however, any advances of proceeds of the Loans shall be made by the Lenders pro rata, in accordance with each Lender’s Commitment Percentage.  The amounts available to be advanced for each Property shall be limited to the lesser of (i) seventy five percent (75%) of the acquisition cost of each such Property,  or (ii) the amount determined to be advanced by the Lenders (as to each Property, its “Loan Amount”).

2.2                                              Term of Loan; Extension Right.  The Loans shall be for a term (“Initial Term”) commencing on the date hereof and ending on August 11, 2009 (“Maturity Date”).  The Initial Term may be extended for an “Extended Term” until August 11, 2010 (“Extended Maturity Date”) upon satisfaction of the conditions set forth in Section 2.6.

2.3                                              Interest Rate and Payment Terms.  The Loans shall be payable as to interest and principal in accordance with the provisions of this Agreement and the Note.  This Agreement also provides for interest at a Default Rate, Late Charges and prepayment rights and fees.  All payments for the account of Lenders shall be applied to the respective accounts of the Lenders in accordance with each Lender’s Commitment Percentage of the Loans.  The Agent will disburse such payments to the Lenders on the date of receipt thereof if received prior to 11:00 a.m. on such date and, if not, on the next Business Day.  Any and all interest rate selection and conversion provisions in this Agreement are to be administered by the Agent and to be allocated on a pro rata basis to the Note held by each Lender based upon such Lender’s Commitment Percentage.

2.4                                              Loan Fees.  Borrower shall pay a commitment fee equal to 50 basis points of each Loan Amount in connection with the advance of each Loan Amount made under the Loan.

2.5                                              Acceleration.  The Agent may, and upon the request of the Majority Lenders shall, accelerate the Loans, during the continuance of an Event of Default.  Upon such an acceleration, all principal, accrued interest and costs and expenses shall be due and payable together with interest on such principal at the Default Rate and any applicable Make Whole Provisions and Yield Maintenance Prepayment Fee.

2.6                                              Conditions to Extending Loan.  Upon satisfaction of each of the following conditions, Borrower may extend the Loans until the Extended Maturity Date:

2.6.1                                                 No Default.  No Default shall exist;

2.6.2                                                 Notice From Borrower.  Borrower shall have given Agent and the Lenders written notice of Borrower’s request to exercise its extension right at least sixty (60) days, but not more than one hundred twenty (120) days, before the Maturity Date;

2.6.3                                                 Covenant Compliance.  No breach of any covenants imposed upon Borrower shall exist including, without limitation, the covenants relating to Debt Service Coverage and Loan To Value Ratio;

2.6.4                                                 Conditions Satisfied.  All of the conditions set forth in §7 of this Agreement, to the extent applicable, shall continue to be satisfied;

2.6.5                                                 Extension Fee.  A extension fee equal to 12.5 basis points of the aggregate outstanding principal balance of the Loans as of the extension of the term shall have been paid at least five (5) days prior to the Maturity Date;

2.6.6                                                 Additional Documents.  Borrower and Guarantor shall have executed and delivered to Agent such agreements and documents as the Agent may reasonably require incident to the extension as long as such agreements or documents do not materially increase Borrower’s or Guarantor’s obligations under the Loan Documents; and

2.6.7                                                 Before End of Term.  Each of the foregoing conditions are satisfied not later than, and on, the Maturity Date.

Within thirty (30) days following receipt by the Agent and each of the Lenders of Borrower’s written notice under clause 2.6.2 above requesting the extension, the Agent shall notify Borrower in writing if all of the conditions precedent to the extension, other than payment of the extension fee, have been satisfied, or if further information or certificates are required.  If the Agent determines that the conditions to extension have been satisfied, other than payment of the extension fee, the Agent shall so notify Borrower and upon the Agent’s receipt of the extension fee not later than five (5) days prior to the Maturity Date, so long as no Default exists, the Loan

Term shall be extended until the Extended Maturity Date.

2.7                                              Additional Property/Borrower.  At the request of the Borrower, the Lenders will advance additional amounts hereunder, not to exceed the Loan Amount for each Property, and, as necessary, consider the increase of the maximum Commitment amount and the acceptance of additional affiliate(s) of the Borrower as a new Borrower(s), and the granting of additional Properties as collateral hereunder, on the following terms and conditions:

2.7.1                                                 The acceptance of the affiliate as a Borrower and the new Property as Collateral, and the amount of the additional Loans to be provided with respect thereto, shall be in the sole discretion of the Agent and the Lenders, and shall be subject to such terms and conditions as the Agent and the Lenders may impose;

2.7.2                                                 The Borrower shall supply the Agent with such financial information as the Agent may require with respect to the new Property and the new Borrower;

2.7.3                                                 The Borrower and such affiliate shall execute such documents as the Agent may request to effect such transaction, including (a) the execution of Security Documents with respect to such new Property and a joinder by such affiliate becoming a party to this Loan Agreement, and (b) an amendment to, or an amendment and restatement of, the Note, as necessary, to reflect such advances; and

2.7.4                                                 The Agent shall have received and approved all due diligence and other items required with respect to any Property pursuant to Section 7 of this Loan Agreement, and shall have otherwise satisfied the conditions of said Section 7 hereof.

2.8                                              Joint and Several.

2.8.1                                                 Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each Borrower hereby accepts (or shall accept) joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Loan and the other Obligations hereunder.  Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts (or shall accept), not merely as a surety but also as a co-debtor, joint and several liability with each other Borrower, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.8, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them.  If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event each other Borrower will make such payment with respect to, or perform, such Obligation.  Subject to the terms and conditions hereof, the Obligations of each Borrower under the provisions of this Section 2.8 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each such person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

2.8.2                                                 The provisions of this Section 2.8 are made for the benefit of the Agent, the Lender and their successors and assigns, and may be enforced by them from time to time against any Borrower as often as occasion therefor may arise and without requirement on the part of the Agent, the Lender or such successors or assigns first to marshall any of its or their claims or to exercise any of its or their rights against any other Borrower or to exhaust any remedies available to it or them against any other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy.  The provisions of this Section 2.8 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

2.8.3                                                 Each Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against any other Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations have been paid in full.  Any claim which any Borrower may have against another Borrower with respect to any payments to the Agent or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to another Borrower therefor.

3.                                       SECURITY FOR THE LOAN; LOAN AND SECURITY DOCUMENTS.

3.1                                              Security.  The Loans together with interest thereon and all other charges and amounts payable by, and all other obligations of, Borrower and Guarantor to Agent and each of the Lenders, with respect to each Property, whenever incurred, direct or indirect, absolute or contingent, including any obligations under any interest rate cap, swap or other rate management transaction entered into with the Agent (“Obligations”) shall be secured by the following “Security” which Borrower, and Guarantor where applicable, agree to provide and maintain:

3.1.1                                                 Mortgage/Deed and Security Agreement.  A first priority mortgage/deed of trust and security agreement (“Mortgage”) granted to the Agent, on behalf of the Lenders, on (i) each Property; (ii) all land, improvements, furniture, fixtures, goods, equipment, and other assets (including, without limitation, accounts, contracts, contract rights, Licenses and Permits, general intangibles, documents and instruments), including all after-acquired property, owned, or in which Borrower has or obtains any interest, in connection with each Property; (iii) all insurance proceeds and other proceeds therefrom, and (iv) all other assets of each Borrower whether now owned or hereafter acquired and whether or not related to the Property.

3.1.2                                                 Collateral Assignment of Leases and Rents.  A first priority collateral assignment of leases and rents (“Assignment of Leases and Rents”) granted to the Agent on behalf of the Lenders, with respect to each Borrower’s interest in all leases, subleases and occupancy rights of the Property and all income and profits to be derived from the operation and leasing of the Property.

3.1.3                                                 Collateral Assignment of Contracts, Licenses and Permits.  A first priority collateral assignment and security agreement (“Assignment of Contracts”) granted to the Agent on behalf of the Lenders, with respect to each Borrower’s interest in all Licenses and Permits and all contracts, agreements and warranties now owned or hereafter acquired by a Borrower and related in any manner to the Property.

3.1.4                                                 Guaranty.  A guaranty (“Guaranty”) from Guarantor guaranteeing certain exculpating matters.

3.1.5                                                 Environmental Compliance and Indemnification Agreement.  At Borrower’s election, either (i) an environmental insurance policy naming Borrower as the named insured and Lender as an additional named insured, in form and substance reasonably acceptable to Lender, or (ii) a compliance and indemnification agreement with respect to environmental matters (“Environmental Indemnity”) from Borrower and Guarantor (collectively, “Indemnitors”).

3.2                                              Loan Documents and Security Documents.  The Loans shall be made, evidenced, administered, secured and governed by all of the terms, conditions and provisions of the “Loan Documents”, each as the same may be hereafter modified or amended, consisting of: (i) this Loan Agreement; (ii) separate promissory notes in the form of Exhibit G, annexed hereto, with one Note being payable to each Lender in the original principal amount equal to such Lender’s Commitment, such promissory notes to be in the aggregate original principal amount of up to THREE HUNDRED MILLION DOLLARS ($300,000,000.00) (together with any additional Notes delivered as provided herein, and as same may be hereafter amended and/or restated, the “Note”); (iii) the Mortgage, (iv) UCC financing statements; (v) the Assignment of Leases and Rents; (vi) the Assignment of Contracts, Licenses and Permits; (vii) the Guaranty from Guarantor; and (viii) the environmental insurance policy or Environmental Indemnity from Borrower and Guarantor, as applicable.

Each of the Loan Documents listed in items (i) through (ix), inclusive is dated of even date herewith.  The Mortgage, Assignment of Leases and Rents, Assignment of Contracts, Licenses and Permits, UCC Financing Statements, Environmental Indemnity and Guaranty are sometimes collectively referred to as the “Security Documents”.

4.                                       CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES.  Agent and each of the Lenders is authorized to rely upon the continuing authority of the persons, officers, signatories or agents hereafter designated (“Authorized Representatives”) to bind Borrower with respect to all matters pertaining to the Loans and the Loan Documents including, but not limited to, the selection of interest rates.  Such authorization may be changed only upon written notice to Agent accompanied by evidence, reasonably satisfactory to Agent, of the authority of the person giving such notice and such notice shall be effective not sooner than five

(5) Business Days following receipt thereof by Agent.  The present Authorized Representatives are listed on Exhibit C.  Agent shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of the Authorized Representatives so as to assure Agent and each of the Lenders that each Authorized Representative is a responsible and senior official of Borrower.

5.                                       CONSULTANTS.

5.1                                              Right to Employ.  Agent shall have the right to employ its own personnel, on its behalf and on behalf of the Lenders, or one or more engineers, architects, builders or other construction specialists, environmental advisors, scientists, accountants, and attorneys to act as an advisor to Agent and the Lenders in connection with the Loans (each of which shall be a “Lenders’ Consultant”).

5.2                                              Functions.  The functions of a Lenders’ Consultant shall include, without limitation: (i) inspection and physical review of the Property at the initial closing of the Loans and restoration of the Property after casualty; (ii) review and analysis of any work to be done in connection with the Property at the initial closing and/or funding of the Loans, the restoration of the Property after casualty or in connection with the exercise by the Agent of its rights and remedies during the existence of an Event of Default; (iii) review and analysis of environmental matters at the initial closing and/or funding of the Loans, in connection with an environmental Event of Default or in connection with the exercise by the Agent of its rights and remedies during the existence of an Event of Default; and (iv) review and analysis of financial and legal matters in connection with the initial closing and/or funding of the Loans and any partial releases under Section 9.21.

5.3                                              Payment.  The reasonable and actual costs and fees of Lenders’ Consultants shall be paid by Borrower upon billing therefor.

5.4                                              Access.  Subject to the rights of tenants under any Lease, any other occupants of the Property and Borrower’s right to be present at all times, Borrower shall provide Lenders’ Consultants with continuing access to all aspects of the Property and Borrower’s books and records related thereto at reasonable times during the day and upon at least five (5) Business Days’ prior written notice to Borrower.

5.5                                              No Liability.  Neither Agent nor any Lender nor any of Lenders’ Consultants shall have liability to Borrower, Guarantor, or any third party, on account of: (i) services performed by Lenders’ Consultant; (ii) any failure or neglect by Lenders’ Consultant to properly perform services; or (iii) any approval or disapproval of work, plans or other matters, provided nothing contained herein shall be deemed a release of any such party of any claim or liability arising from such party’s willful misconduct or any other act in the nature of a tort claim.  Neither Agent nor any Lender nor Lenders’ Consultant shall have any obligation regarding proper performance of work related to the Property.  Borrower shall have no rights under or relating to any agreement, report, or similar document prepared by any Lenders’ Consultant for Agent or the Lenders.

6.                                       LOAN DISBURSEMENT AND BORROWER’S REQUIRED EQUITY CONTRIBUTIONS.

6.1                                              Advance of Loan Proceeds.

6.1.1                                              The Lenders shall, on the date of this Agreement, subject to compliance with all of the other terms, conditions and provisions of this Agreement, make an initial disbursement of the Loan proceeds in an amount equal to the Loan Amount of the Kendallville Property.  Any advances of proceeds of the Loans shall be made by the Lenders pro rata in accordance with each Lender’s Commitment Percentage.

6.1.2                                                 At such time as a Borrower desires to obtain a Loan hereunder for the acquisition of a Property, it shall provide the Agent at least fifteen (15) days written notice of such request.  The Lenders providing of Loans for such acquisition shall be subject to (a) there be no Default in existence at such time, (b) the Borrower’s investment of the determined amount of the Required Equity Contribution for the acquisition of such Property, and (c) the Borrower’s satisfaction of all conditions precedent set forth Section 2.7 and Section 7 below with respect to the Property being acquired.

6.2                                              Required Equity Contribution; Additional Funds From Borrower.  Borrower agrees to make and maintain Borrower’s “Required Equity Contribution” which shall consist of the initial contribution necessary to complete the acquisition of each Property.

7.                                       CONDITIONS PRECEDENT.  It shall be a condition precedent of Lenders’ obligation to close and fund the Loans that each of the following conditions (in each instance, as applicable to the Property being acquired) precedent be satisfied in full (as determined by each Lender in its discretion which discretion shall be exercised in good faith having due regard for the advice of Lenders’ Consultants), unless specifically waived in writing by all of the Lenders at or prior to closing and funding the Loans, Lender’s funding of a Loan conclusively establishing the satisfaction or waiver of each of the following conditions precedent as to such Loan, such Borrower and such Property being acquired:

7.1                                              Satisfactory Loan Documents.  Each of the Loan Documents and Security Documents shall be satisfactory in form, content and manner of execution and delivery to Agent and each of the Lenders and Agent’s counsel.

7.2                                              No Material Change.  No material adverse change shall have occurred in the financial condition, business, affairs, operations or control of Borrower, or Guarantor, since the date of their respective financial statements most recently delivered to Agent.

7.3                                              Warranties and Representations Accurate.  All warranties and representations made by or on behalf of any of Borrower or Guarantor to Agent or any Lender shall be true, accurate and complete in all material respects and shall not omit any material fact necessary to make the same not misleading.

7.4                                              Financials and Appraisals.  Agent and each of the Lenders shall have received and approved: (i) financial statements from Guarantor complying with the standards set forth in Section 9.2.; and (ii) an appraisal of the subject Property from an appraiser acceptable to Agent and each of the Lenders setting forth an appraised value of the Property which results in the amount of the Loan being advanced being no greater than 75% of the Appraised Value of the Property being acquired.

7.5                                              Validity and Sufficiency of Security Documents.  The Mortgage and the other Security Documents shall create a valid and perfected lien on the property described therein (“Collateral”) and each of the Security Documents and related UCC filings shall have been duly recorded and filed to the satisfaction of Agent, each of the Lenders and Agent’s counsel.

7.6                                              No Other Liens; Taxes and Municipal Charges Current.  The Collateral shall not be subject to any liens or encumbrances, whether inferior or superior to the Loan Documents or the Security Documents, except in respect of: (i) real estate taxes and personal property taxes not yet due and payable; and (ii) Permitted Title Exceptions, if any.  All real estate taxes, personal property taxes and other municipal charges relating to any of the Collateral shall be current.

7.7                                              Property Matters.  Agent and each of the Lenders shall have received and independently approved each of the following: (i) evidence of Licenses and Permits for the subject Property sufficient to allow the subject Property to be operated in the ordinary course of business; (ii) a report from a Lenders’ Consultant to the effect that the subject Property is in good repair and safe condition with no structural deficiencies and no material need for repairs or replacements except in the ordinary course of business; (iii) a detailed, current rent roll together with copies of all leases and lease guaranties; and (iv) a copy of each Lease with a Major Tenant.

7.8                                              Compliance With Law.  Agent and each of the Lenders shall have received and independently approved evidence that:

7.8.1                                                 Present Compliance.  All real estate and tangible personal property constituting or intended to constitute Collateral for the Loan complies with all applicable Legal Requirements and the provisions of all applicable Licenses and Permits.

7.8.2                                                 No Prohibitions or Violations.  There are no applicable Legal Requirements which prohibit or adversely limit the use of the subject Property for the purposes the same are intended for, nor is there any outstanding and uncured violation of any applicable Legal Requirements.

7.8.3                                                 Licenses and Permits.  All Licenses and Permits and private approvals of every nature whatsoever, if any, which are reasonably necessary in order to allow the operation of the subject Property as contemplated by this Agreement and as needed under applicable Legal Requirements have been duly and finally received with all appeal periods therefrom having elapsed, with no appeal having been taken therefrom, and with no violations existing under the terms thereof.

7.9                                              Title Insurance; other Evidence of Perfection.  Agent shall have received: (i) a mortgagee’s title insurance policy (and, as required by the Agent, an endorsement to any existing policy) which meets Agent’s and each of the Lenders’ title insurance requirements previously furnished to Borrower to the reasonable satisfaction of Agent, each of the Lenders and Agent’s counsel; and (ii) such other evidence of the perfection of its security interests as Agent and its counsel may reasonably require.

7.10                                        Survey.  Agent shall have received and approved a current, on-site instrument survey of the subject Land containing a certification thereon, or on a separate surveyor’s certificate, of a Registered Land Surveyor reasonably acceptable to Agent which meets Agent’s survey requirements previously furnished to Borrower.

7.11                                        Condition of Property.  There shall have been no material unrepaired or unrestored damage or destruction by fire or otherwise to any of the real or tangible personal property comprising or intended to comprise the Collateral.

7.12                                        No Takings.  Neither the subject Property nor any material portion thereof shall have been taken by eminent domain nor shall there be any written threat of such a taking.

7.13                                        Insurance.  Borrower shall have provided to Agent and each of the Lenders with respect to the subject Property and the Collateral evidence of: (i) insurance coverages which meet the property, hazard and other insurance requirements set forth on Exhibit D of this Loan Agreement to the satisfaction of Agent and Agent’s Consultants; and (ii) premiums for such insurance have been paid current.

7.14                                        Utilities; Water; Drainage.  Agent shall have received reports addressed to Agent from qualified engineers satisfactory to Agent that sanitary drinking water, sanitary sewer disposal systems, utility and power connections and storm drainage adequate for the subject Property are available as a matter of right and that all Licenses and Permits and contracts therefor have been duly obtained or an endorsement to Lender’s title insurance policy reasonably satisfactory to Lender with respect to such matters.

7.15                                        Hazardous Waste, Hazardous Materials and Toxic Substances.  Agent and each of the Lenders shall have received, and in its sole discretion approved, satisfactory reports addressed to Agent and each of the Lenders from acceptable, qualified professionals prepared in accordance with Agent’s protocols indicating the acceptability of the environmental risk associated with the subject Property, addressing the existence of any Hazardous Materials at, or which may affect, the subject Property and the Property’s compliance with Environmental Legal Requirements.

7.16                                        Organizational Documents and Entity Agreements.  Agent and each of the Lenders shall have received and approved the organizational documents of the subject Borrower, Guarantor, SAgE and of those entities who execute any documents on their behalf.

7.17                                        Votes, Consents and Authorizations.  Agent and each of the Lenders shall have received and approved certified copies of all partnership, entity and corporate votes, consents and authorizations as may be reasonably required to evidence authority for: (i) funding the Loans and the transactions contemplated hereby; (ii) providing continuing authorization to designated persons to deal in all respects on behalf of Borrower; and (iii) the execution of all Loan Documents.

7.18                                        Legal and Other Opinions.  Agent and each of the Lenders shall have received and approved legal opinion letters from counsel representing Borrower and Guarantor which meet Agent’s and each of the Lenders’ reasonable legal opinion requirements with respect to the due execution and enforceability of the Loan Documents.

7.19                                        Leasing Matters.  Agent shall have received and approved a current rent roll for the subject Property, complete copies of the Major Leases, and a subordination and attornment agreements from the Major Tenants for the subject Property.

7.20                                        Zoning Compliance.  Agent shall have received a zoning report regarding the subject Property from Planning and Zoning Resource Corporation or another zoning review company proposed by Borrower and approved by Agent, which report shall be in form and substance acceptable to Agent, and which states the subject Property is in material compliance with applicable zoning requirements.

7.21                                        No Default.  There shall not be any Default under any of the Loan Documents or any Bridge Loan Default.

8.                                       WARRANTIES AND REPRESENTATIONS.  Borrower warrants and represents to Agent and each of the Lenders to Borrower’s knowledge for the express purpose of inducing Lenders to enter into this Agreement, to make the Loan, and to otherwise complete all of the transactions contemplated hereby, that as of the date of this Agreement, upon the date each Loan is funded and at all times thereafter that Loan funds are outstanding from Lenders to Borrower until the Loans have been repaid and all obligations to each of the Lenders have been satisfied as follows (with each representation and warranty as to each Property becoming effective as of the date such Property becomes collateral for the Loans):

8.1                                              Financial Information.  True, accurate and complete financial statements of Borrower and Guarantor have been delivered to Agent and each of the Lenders and the same fairly present the financial condition of Borrower and Guarantor as of the dates thereof and no material and adverse change has occurred in such financial condition since the dates thereof.  All financial statements of Borrower and Guarantor hereafter furnished to Agent and each of the Lenders shall be true, accurate and complete and shall fairly present the financial condition of Borrower and Guarantor as of the dates thereof.

8.2                                              No Violations.  The consummation of the Loans and the subsequent payment and performance of the obligations evidenced and secured by the Loan Documents by Borrower shall not constitute a material violation of, or material conflict with, any law, order, regulation, contract, agreement or organizational document to which Borrower or Guarantor is a party or by which Borrower or Guarantor, or the property thereof, may be bound.

8.3                                              No Litigation.  There is no material litigation now pending, or to the best of Borrower’s knowledge threatened, against Borrower or Guarantor which if adversely decided could materially impair the ability of Borrower or Guarantor to pay and perform its material obligations hereunder or under the other Loan Documents.

8.4                                              Leases.  True and complete copies of all leases of the Property which are now in effect (and all guaranties thereof) have been delivered to Agent.  Such leases have not been further amended or changed in any respect and are in full force and effect, enforceable in accordance with the terms thereof, subject, however, to the terms of the Loan Documents.

8.5                                              Compliance With Legal Requirements.  The Property complies with, and shall continue to comply with, all material Legal Requirements and any and all covenants, conditions, restrictions or other matters which materially affect the Property.

8.6                                              Required Licenses and Permits.  All Licenses and Permits which are reasonably required in order to operate the Property in the usual course of business have been duly and properly obtained, and will remain in full force and effect, and have been, and shall be complied with, in all material respects.

8.7                                              Curb Cuts and Utility Connections.  All required curb cuts, utility connections and Licenses and Permits therefor have been duly obtained and are in full force and effect and all utility services as reasonably required for water, gas, electric, telephone, sewer and storm drainage and sanitary waste disposal are and shall be available as a matter of right and to an extent adequate to serve the Property for their intended uses.

8.8                                              Good Title and No Liens.  Each Borrower is the lawful owner of the subject Property (or the ground lessee’s interest therein) and of areas over, under or on which utility or passage easements are required to make use of such Property and parking as contemplated by the Loan Documents, and is and will be the lawful owner of such Property, free and clear of all liens and encumbrances of any nature whatsoever, except for the matters, if any, which are listed as Permitted Title Exceptions in the Mortgage and subject to rights of contest pursuant to the Loan Documents.

8.9                                              Use of Proceeds.  The proceeds of the Loans shall be used solely and exclusively for the purposes set forth in Section 1.4 and payment of costs and expenses incurred in connection with the financing provided by the Loans.  No portion of the proceeds of the Loans shall be used directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry any margin stock, or to extend credit to others for the purpose thereof, or to repay or refund indebtedness previously incurred for such purpose, or (ii) for any purpose which would violate or is inconsistent with the provisions of regulations of the Board of Governors of the Federal Reserve System including, without limitation, Regulations G, T, U and X thereof.

8.10                                        Entity Matters.

8.10.1                                           Organization.  Each Borrower is a duly organized validly existing limited liability company in good standing under the laws of Delaware, and is duly qualified in each jurisdiction where the Property owned by such Borrower is situated and in each jurisdiction where the nature of its business is such that qualification is required and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement.

8.10.2                                           Ownership and Taxpayer Identification Numbers.  All of the members of each Borrower, and a description of the ownership interests and debts of Borrower held by the same, are listed in Exhibit B and no additional ownership interests, or rights or instruments convertible into such ownership interests, shall be issued, nor shall any ownership change, except for Permitted Transfers.  Identity and ownership of any Guarantor which is not a natural person is accurately stated on Exhibit B.  The taxpayer identification number(s) of each Borrower and the Guarantor are accurately stated in Exhibit B.

8.10.3                                           Authorization.  All required entity actions and proceedings have been duly taken so as to authorize the execution and delivery by each Borrower and Guarantor of the Loan Documents.

8.11                                        Valid and Binding.  Each of the Loan Documents constitute legal, valid and binding obligations of each Borrower and, where applicable, Guarantor and each constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

8.12                                        Deferred Compensation and ERISA.  Borrower does not have any pension, profit sharing, stock option, insurance or other arrangement or plan for employees covered by Title IV of the Employment Retirement Security Act of 1974, as now or hereafter amended (“ERISA”) except as may be designated to Agent in writing by Borrower from time to time (“ERISA Plan”) and no “Reportable Event” as defined in ERISA has occurred and is now continuing with respect to any such ERISA Plan.  The granting of the Loans, the performance by each Borrower of its obligations under the Loan Documents and each Borrower’s conducting of its operations do not and will not violate any provisions of ERISA.

8.13                                        No Material Change; No Default.  There has been no material and adverse change in the financial condition, business, affairs or control of any Borrower or Guarantor since the date of their respective last financial statements most recently delivered to the Agent and each of the Lenders in accordance with the requirements of Section 9.2. hereof.  No Default exists under any of the Loan Documents or any Major Lease in excess of 10,000 square feet in any single instance, or in excess of 50,000 square feet in the aggregate. There is no Default on the part of Borrower or Guarantor under this Agreement or any of the other Loan Documents and no event has occurred and is continuing which could constitute a Default under any Loan Document.  Each Borrower has filed all required federal, state and local tax returns and has paid all taxes due pursuant to such returns or any assessments against a Borrower or the Property.

8.14                                        No Broker or Finder.  Neither Borrower, nor Guarantor, nor anyone on behalf thereof, has dealt with any broker, finder or other person or entity who or which may be entitled to a broker’s or finder’s fee, or other compensation, payable by Agent or any Lender in connection with this Loan.

8.15                                        Background Information and Certificates.  All of the factual information contained or referred to in Section 1 of this Agreement and in the Exhibits to this Agreement or the other Loan Documents, and in the certificates and opinions furnished to Agent or any Lender by or on behalf of Borrower in connection with the Property or the Loans, is true, accurate and complete in all material respects, and omits no material fact necessary to make the same not misleading.

8.16                                        Guarantor’s Warranties and Representations.  Borrower has no reason to believe that any warranties or representations made in writing by Guarantor to Agent are untrue, incomplete or misleading in any respect.

9.                                       COVENANTS.  Each Borrower covenants and agrees that from the date hereof and so long as any principal amount of the Loans remain unpaid hereunder, or any of the Loans or other obligations remains outstanding, as follows:

9.1                                              Notices.  Each Borrower shall, with reasonable promptness, but in all events within ten (10) days after it has actual knowledge thereof, notify Agent and each of the Lenders in writing of the occurrence of any act, event or condition which constitutes a Default under any of the Loan Documents.  Such notification shall include a written statement of any remedial or curative actions which Borrower proposes to undertake to cure or remedy such Default.

9.2                                              Financial Statements and Reports.  Borrower shall furnish or cause to be furnished to Agent and each of the Lenders from time to time, the following financial statements and reports and other information, all in form, manner of presentation and substance acceptable to Agent and each of the Lenders (provided that Borrower statements, reports and other information provided in forms substantially similar to forms previously delivered to Agent shall be acceptable to Agent and each of the Lenders):

9.2.1                                                 Annual Statements.  Within ninety (90) days following the end of each calendar year, audited financial statements of Borrower, Guarantor and SAgE prepared utilizing tax basis accounting, or other recognized method of accounting acceptable to Agent, consistently applied, in form and manner of presentation acceptable to Agent by an independent, certified public accountant acceptable to Agent, such financial statements to include and to be supplemented by such detail and supporting data and schedules as Agent may from time to time reasonably determine;

9.2.2                                                 Periodic Statements.  Within thirty (30) days following the end of each calendar quarter the following, internally prepared by each Borrower and certified by each Borrower to be true, accurate and complete: (i) an operating statement showing the results of operation for the prior quarter and on a year-to-date basis for the period just ended and, within thirty (30) days following the end of each calendar year, an operating statement for the year just ended; (ii) a detailed, current rent roll of the Property, containing such details as Agent may reasonably request, and (iii) cash flows for the quarter just ended;

9.2.3                                                 Data Requested.  Within a reasonable period of time and from time to time such other financial data or information as Agent may reasonably request with respect to the Property or a Borrower, including, but not limited to, rent rolls, aged receivables, aged payables, leases, budgets, forecasts, reserves, cash flow projections, physical condition of the Property and pending lease proposals;

9.2.4                                                 Tax Returns.  Upon Agent’s request, complete copies of all federal and state tax returns and supporting schedules of Borrower, Guarantor and SAgE;

9.2.5                                                 Lease Notices.  Concurrently with the giving thereof, and within ten (10) Business Days of receipt thereof, copies of all notices, other than routine correspondence, given or received with respect to the leases to a Major Tenant.

9.2.6                                                 Pro Forma and Business Plan.  Thirty (30) days prior to the end of each calendar year, a pro-forma cash flow statement for each Property for the next year, in form acceptable to Agent, together with copies of all budgets, forecasts and projections which support the pro-forma and an annual business plan for the ensuing calendar year.

9.2.7                                                 Guarantor’s Statements.  The financial statements and reports required to be furnished by Guarantor as set forth in the Guaranty.

9.3                                              Payment of Taxes and Other Obligations.  Subject to the right to contest set forth in Section 10.1, each Borrower shall duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges payable by it, or with respect to the Property, as well as all claims or obligations for labor, materials, supplies or services (involving an amount in excess of $10,000.00 in any instance or $25,000.00 in the aggregate) or for borrowed funds in any amount.

9.4                                              Conduct of Business; Compliance With Law.  Each Borrower shall engage solely in the ownership and operation of the Property, and will not enter into any new ventures, or undertake any Investments, except as permitted in Section 9.8, or any new business dealings, if unrelated to the acquisition, development, maintenance, operation or disposition of the Property, without Agent’s express prior written consent in each instance.  As an express inducement to the Lenders to make and maintain the Loans, each Borrower agrees at all times prior to payment and satisfaction of all Obligations to be and remain a single purpose entity.  Each Borrower shall operate the Property and conduct its affairs in a lawful manner and in compliance with all Legal Requirements applicable thereto and all provisions of ERISA.

9.5                                              Insurance.  Each Borrower shall at all times maintain or cause to be maintained in full force and effect the insurance coverages set forth in Exhibit D of this Loan Agreement and shall cause Agent, on behalf of the Lenders, to be designated as mortgagee/loss payee/additional insured in accordance with the requirements of Exhibit D. All insurance premiums shall be paid annually, in advance, and Agent and each of the Lenders shall be provided with evidence of such prepayment of insurance premiums prior to closing and thereafter at least thirty (30) days prior to each annual renewal or replacement of such coverages.

9.6                                              Restrictions on Liens, Transfers and Additional Debt.

9.6.1                                                 Prohibited Transactions.  Subject to rights of contest under the Loan Documents, except for Permitted Transactions, a Borrower shall not:

(i)                                                     create or incur, or suffer to be created or incurred, or to exist, any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any of its assets of any character whether or not related to the Property, or any portion thereof, whether now owned or hereafter acquired or upon the proceeds or products thereof;

(ii)                                                  create or incur any indebtedness for borrowed funds whether secured or unsecured either directly or as a guarantor except for the Loans and the Bridge Loans;

(iii)                                               directly or indirectly permit any sale, transfer, exchange, assignment or pledge of or grant of any security interest in any ownership interests in Borrower; or

(iv)                                              sell, convey, transfer or exchange any of its assets of any character, or any portion thereof, whether now owned or hereafter acquired.

9.6.2                                                 Permitted Transactions.  The term “Permitted Transactions” shall mean Permitted Transfers, Permitted Additional Debt, Permitted Title Exceptions and Approved Leases.

9.6.3                                                 Permitted Transfers.  The term “Permitted Transfers” shall mean:

(i)                                                     the Security Documents and other agreements in favor of Agent including the Security Documents in favor of Agent pertaining to the Loans and the Bridge Loans;

(ii)                                                  transactions, whether outright or as security, for which Agent’s prior written consent has been obtained, which consent may be withheld, granted or granted conditionally, subject to such protective and other conditions as Agent may require in its sole and absolute discretion;

(iii)                                               sales or dispositions in the ordinary course of business of worn, obsolete or damaged items of personal property or fixtures which are suitably replaced;

(iv)                                              transfers and sales of a Property subject to the requirements of Section 9.21 below;

(v)                                                 any transfer pursuant to the Bridge Loan Documents;

(vi)                                              a STAG III Transfer;

(vii)                                           an NED Transfer; and

(viii)                                        other matters approved by Agent.

9.6.4                                                 Permitted Additional Debt.  The term “Permitted Additional Debt” shall mean:

(i)                                                     transactions, whether secured or unsecured, for which Agent’s prior written consent has been obtained, which consent may be withheld, granted or granted conditionally subject to such protective and other conditions as Agent may require in its sole and absolute discretion;

(ii)                                                  indebtedness incurred in the ordinary course of business for the purchase of goods or services which are payable, without interest, within thirty (30) days of billing;

(iii)                                               fully subordinated unsecured loans from owners of Borrower the proceeds of which are used solely to pay costs related to the Property so long as the applicable creditor has entered into a subordination and standstill agreement which is fully satisfactory to Agent in Agent’s sole and absolute discretion; and

(iv)                                              the Bridge Loan.

9.6.5                                                 Additional Funds.  All funds required for the operation of the Property in excess of those available from ordinary cash flow of the Property shall be provided by Borrower, or its owners, or Guarantor, as additional equity contributions or by Permitted Additional Debt.

9.6.6                                                 Right To Accelerate Loans.  The Loans shall become due and payable in full, and the Agent shall have the right to accelerate the Loans and declare an Event of Default, at the option of Agent or at the direction of the Majority Lenders, upon any breach or violation of the provisions of Section 9.6., subject to Borrower’s rights to cure; provided, however, except for a voluntary conveyance, mortgage or lien (as to which no notice or grace periods shall be applicable), a Default under Section 9.6 shall be subject to the grace or notice periods provided in Section 11.1.3 or 11.2.4, whichever is shorter.

9.6.7                                                 Agent’s Options.  Except as otherwise provided in Section 15.19 Agent may, with the approval of the Majority Lenders, in lieu of accelerating the Loans, and in its sole and absolute discretion, agree to waive compliance with the provisions of this Section 9.6. in any instance upon compliance with such terms and conditions as the Agent or the Majority Lenders may impose, including, without limitation, the payment of a material fee and an increase in the interest rate and other terms.  Except for Permitted Transfers, the Agent or the Majority Lenders may grant or withhold, or conditionally grant, their consent to any proposed transfer in its sole and absolute discretion.  In the case of a sale or transfer with the required prior written consent, or any such Permitted Transfer, the seller or transferor shall remain jointly and severally liable with the purchaser or transferee for all liabilities of Borrower or its owners hereunder.

9.6.8                                                 As used herein, an “NED Transfer” means transfers of direct or indirect interests in SAgE as long as, following any such transfer, at least 51% of SAgE continues to be owned, directly or indirectly by NED Investors (as defined below) or their Affiliates (as defined below) and/or by STAG Investors (as defined below) or their Affiliates.

As used in this Agreement, “STAG III Transfer”  means transfers of direct or indirect interests in STAG III as long as, following any such transfer, at least 51% of STAG III continues to be owned, directly or indirectly by STAG Investors and/or NED Investors or their Affiliates; provided, however, at the time of such STAG III Transfer, (i) no Event of Default shall have occurred and be continuing, and (ii) the Bridge Loan shall have been repaid in full.

As used in this Agreement, “NED Investors” means (i) Stephen Karp, (ii) Steven Fischman, (iii) Gregory Sullivan, (iv) their family members or trusts for the benefit of the foregoing individuals or their family members, and/or (y) any entity in which more than fifty percent (50%) of the beneficial interests are directly or indirectly owned by Stephen Karp, Steven Fischman, Gregory Sullivan, their family members and/or by trusts for the benefit of such individuals and/or their family members.

As used in this Agreement, “STAG Investors” means (i) Benjamin S. Butcher, (ii) his family, members or trusts for the benefit of Benjamin S. Butcher and/or his family members, (iii) institutional members of STAG Investments III, LLC, (iv) any entity in which more than fifty percent (50%) of the beneficial interests are directly or indirectly owned by Benjamin S. Butcher, his family members and/or by trusts for the benefit of Benjamin S. Butcher and/or his family members and/or (v) any entity in which more than fifty percent (50%) of the beneficial interests are directly or indirectly owned by the Treasurer of the State of North Carolina.

As used in this Agreement, “Affiliate(s)” means a person or an entity that controls, is controlled by, or is under common control with the person or entity with respect to which the determination is to be made, and the terms “control,” “controls,” and “under common control with,” mean the direct or indirect power to direct or cause the direction of the management and policies of the company, partnership, limited liability company, trust or entity with respect to which the determination is to be made, whether through the ownership of voting securities, by contract or otherwise.

9.7                                              Limits on Guaranties and Distributions.

9.7.1                                                 Limits.  A Borrower shall not guarantee to anyone the obligations of any person or entity.  A Borrower shall not pay any money or distribute any property (in any form) to its owners, in any capacity, or to any affiliated entity or related party, except for Permitted Distributions.

9.7.2                                                 Permitted Distributions.  The term “Permitted Distributions” shall mean so long as no Default or Event of Default has occurred (unless waived by the Majority Lenders as set forth in Section 11.4) any of the following payments: payments to owners and affiliates in the normal course of business.

9.8                                              Restrictions on Investments.  A Borrower will not make or permit to exist or to remain outstanding any Investment out of proceeds of the Loans or the proceeds of a Property except an Investment in assets as to which Agent has a perfected first lien mortgage or security interest and which are in:

(i)                                                     marketable direct or guaranteed general obligations of the United States of America which mature within one year from the date of purchase by Borrower;

(ii)                                                  bank deposits, certificates of deposit and banker’ s acceptances, or other obligations in or of Lenders or other banks located within and chartered by the United

States of America or a state and having assets of over $500,000,000.00; and

(iii)                                               personal property and real estate acquired in the normal and ordinary course of Borrower’s present business and in connection with a Property.

All such Investments shall be made in a manner which assures that Agent shall have and maintain a perfected first lien security interest therein.

9.9                                              Indemnification Against Payment of Brokers’ Fees.  Each Borrower agrees to defend, indemnify and save harmless Agent and each of the Lenders from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder’s fees in respect of the Loans.

9.10                                        Limitations On Certain Transactions.  Each Borrower agrees to the following limitations:

9.10.1                                           No Merger or Acquisition.  Except with respect to Permitted Transactions, a Borrower shall not dissolve or liquidate, nor merge or consolidate with or otherwise acquire all or substantially all of the assets of any other entity.

9.10.2                                           Contracts of a Material or Significant Nature.  A Borrower shall not enter into any merger or consolidation agreements.  Except for contracts otherwise complying with this Agreement or any contact for the sale of all or a portion of the Property and contracts incident to the routine operation of the Property such as utilities, insurance and maintenance, Borrower shall not enter into any other contracts, agreements or purchase orders which would involve the expenditure of more than $100,000 in the aggregate in any year relating to each Property without Agent’s prior written consent, which consent shall not be unreasonably withheld or delayed, but which consent may be conditioned upon a demonstration by Borrower to Agent’s reasonable satisfaction that the contract, agreement or purchase order is reasonable and that Borrower has adequate resources to pay and perform the same.

9.11                                        Approval of Management and Management Contract.  Agent shall have the continuing right to approve the identity of any management company operating a Property and the terms and conditions of the contract for such management.  Agent’s approval shall not be unreasonably withheld, conditioned or delayed and Agent hereby approves STAG Capital Partners LLC as a management company.

9.12                                        RESERVED.

9.13                                        Place for Records: Inspection.  Each Borrower shall maintain all of its business records at the address specified at the beginning of this Agreement.  Upon five (5) Business Days, prior notice and at reasonable times during normal business hours Agent shall have the right (through such agents or Consultants as Agent may designate) to examine Borrower’s property and make copies of and abstracts from Borrower’s books of account, correspondence and other records and to discuss its financial and other affairs with any of its owners and any accountants hired by Borrower, it being agreed that Agent and each of the Lenders shall use reasonable efforts to not divulge information obtained from such examination to others except in connection with Legal Requirements and in connection with administering the Loans, enforcing its rights and remedies under the Loans Documents and in the conduct, operation and regulation of its banking and lending business (which may include, without limitation, the transfer of the Loans or of participation interests therein).  Any assignee or transferee of the Loans, co-lenders or any holder of a participation interest in the Loans shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer of its interest in the Loans or of further participation interests therein.

9.14                                        Costs and Expenses.  Borrower shall pay all costs and expenses (excluding salaries or wages of employees of Agent) reasonably incurred by Agent in connection with the implementation of the Loan and the administration of the Loans, including, without limitation, reasonable legal fees and disbursements, appraisal fees, inspection fees, plan review fees, travel costs, fees and out-of-pocket costs of independent engineers and consultants, Borrower shall pay all costs and expenses (excluding salary and wages of employees of Agent or any Lender) reasonably incurred by Agent and each of the Lenders in connection with the enforcement of Agent’s and the Lenders’ rights under the Loan Documents.  Borrower’s obligations to pay such costs and expenses shall include, without limitation, all reasonable attorneys, fees and other costs and expenses reasonably incurred for preparing and conducting litigation or dispute resolution arising from any breach by Borrower or any Guarantor or Indemnitor of any covenant, warranty, representation or agreement under any one or more of the Loan Documents.

9.15                                        Compliance with Legal Requirements.  Each Borrower shall comply with all Legal Requirements applicable to its Property, such Borrower or both.

9.16                                        Indemnification.  Borrower shall at all times, both before and after repayment of the Loans, at its sole cost and expense defend, indemnify, exonerate and save harmless Agent and each of the Lenders and all those claiming by, through or under Agent and each of the Lenders (“Indemnified Party”) against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, reasonable attorneys’ fees and experts, fees and disbursements, which may at any time (including, without limitation, before or after discharge or foreclosure of the Mortgage) be imposed upon, incurred by or asserted or awarded against the Indemnified Party and arising from or out of:

(i)                                                     any Hazardous Materials or any violation of, or failure to comply with, any Environmental Legal Requirements all as more particularly provided for in the Environmental Indemnity with respect to the Property or any other Collateral;

(ii)                                                  any liability for damage to person or property arising out of any violation of any Legal Requirement applicable to the Property, Borrower, or both, or

(iii)                                               any act, omission, negligence or conduct at the Property, or arising or claimed to have arisen, out of any act, omission, negligence or conduct of Borrower or any contractor, sub-contractor, tenant, occupant or invitee thereof, which is in any way related to the Property.

Notwithstanding the foregoing, an Indemnified Party shall not be entitled to indemnification in respect of claims arising from acts of its own gross negligence or willful misconduct.

9.17                                        Leasing Matters.

9.17.1                                           Agent’s Further Approval Required.  Agent’s prior written approval shall be required in each instance as to: the economic and other terms of every lease and occupancy agreement of a Property or any portion thereof; (ii) each tenant; (iii) each guarantor of a tenant’s obligations; (iv) any consent to subletting or assignment; (v) any modification or amendment to a lease; and (vi) any termination, cancellation or surrender of a lease.  Any lease, or modification or amendment of lease, which has been so approved by Agent, and, if so requested by Agent as to which the tenant has executed an SNDA Agreement, estoppel certificate, or both, acceptable to Agent shall be an “Approved Lease.

9.17.2                                           Borrower’s Requests.  Any request by a Borrower for an approval from Agent with respect to leasing matters shall be accompanied, at a minimum, by the following, to the extent applicable: (i) the proposed lease or amendment or modification thereof complete with all applicable schedules and exhibits; (ii) a complete copy of any proposed guaranty, if applicable; (iii) comprehensive financial information with respect to the proposed tenant, sub-tenant or assignee and, if applicable, the proposed guarantor (as to new leases or amendments or modifications to existing leases involving material economic changes, and as to proposed sub-lets or assignments); (iv) executive summary of the terms and conditions of the proposed lease, sub-lease or assignment, and, if applicable, the proposed guaranty; and (v) an executive summary of the facts and conditions relating to any proposed termination of lease.

9.17.3                                           Agent’s and Lenders’ Response.  The Agent shall act on requests from a Borrower for any approval under Section 9.17.2 in a commercially reasonable manner and shall use commercially reasonable efforts to respond to any such request within ten (10) Business Days following Agent’s receipt thereof.  Agent’s response may consist of an approval or disapproval of the request, or a conditional approval thereof subject to specified conditions, or a request for further data or information, or any combination thereof.  In order to expedite the processing of requests for such approvals, the applicable Borrower agrees to provide Agent with as much advance information as is possible in a commercially reasonable manner in advance of a Borrower’s formal request for an approval.  If the request for approval contains printed in capital letters or boldface type, a legend substantially to the following effect:

“THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE.  FAILURE TO RESPOND WITHIN FIFTEEN (15)  BUSINESS DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE AGENT OF THE ACTION REQUESTED BY THE BORROWER AND RECITED ABOVE”

then in the event that the Agent does not approve, reject or request additional information regarding any such request for consent or acceptance within fifteen (15) Business Days of the receipt by the Agent of such request and all material information for the Agent to reasonably review such request, the Agent shall be deemed to have approved or consented to the action requested in the request and subject to the following conditions, the lease with respect thereto shall be an Approved Lease: (i) the execution by the Borrower and the subject tenant of a lease on terms that do not materially vary from those set forth in the request, and (ii) Agent shall be provided, within ten (10) Business Days following execution thereof with a full and complete copy of the lease.

9.17.4                                           SNDAs and Estoppels.  Agent shall have the right to require each tenant to execute and deliver to Agent a subordination, non-disturbance of possession and attornment agreement (“SNDA Agreement”) in form, content and manner of execution reasonably acceptable to Agent and, from time to time, an estoppel certificate in form and manner of execution reasonably acceptable to Agent.  Upon a Borrower’s request, Agent shall execute an SNDA Agreement with each tenant under an Approved Lease upon:  (i) satisfaction of all landlord obligations under the applicable Approved Lease such that the tenant has taken full possession of the leases premises and is obligated to pay rent, and (ii) receipt by Agent of a satisfactory estoppel certificate confirming the full performance of landlord obligations to date including, but not limited to, landlord obligations relating to the construction of Tenant Improvements, and the absence of any fact or circumstance which constitutes, or with the passage of time or giving of notice, or both, would constitute, a default under such lease.

9.18                                        Loan To Value Ratio Covenant.

9.18.1                                           LTV.  At all times the ratio (“Loan To Value Ratio” or “LTV”) obtained by dividing: (i) the outstanding principal balance of the Loan, by (ii) the aggregate Value of the Property, expressed as a percentage, shall not be greater than seventy-five percent (75%).  For the purposes of this Loan Agreement, the “Value of the Property” shall mean such Value of the Property (on an aggregate basis) as determined by the Agent pursuant to each Original Appraisal or by a new appraisal ordered by and reasonably acceptable to Agent.

9.18.2                                           Updated Appraisals.  Agent shall have the right at its option, from time to time, to order an update, and shall upon Borrower’s request, order an update, to the Original Appraisal or a new appraisal (collectively, an “Updated Appraisal”). Each Updated Appraisal shall be prepared by the original or more recent appraiser unless Agent makes a good faith determination not to have such appraiser prepare the same in which event the Updated Appraisal shall be prepared at Agent’s direction by an appraiser selected by Agent.  Any appraiser selected by Agent shall be: (i) an MAI member with not less than ten (10) years experience appraising properties of a similar type to the Property in the general area, (ii) otherwise qualified pursuant to provisions of applicable laws and regulations under and pursuant to which Agent operates, and (iii) each Updated Appraisal shall be approved by the Majority Lenders, which approval shall not be unreasonably withheld.  In the event that Borrower does not reasonably agree with any Updated Appraisal, Borrower may contest the amount set forth therein by instituting an arbitration proceeding pursuant to Section 9.18.5.

9.18.3                                           Costs of Appraisal.  Borrower shall pay for the costs of the Original Appraisal and each Updated Appraisal; provided that Borrower shall not be required to pay for more than one (1) Updated Appraisal in any twelve (12) month period unless either: (i) an Event of Default has occurred, or (ii) Agent has determined in good faith that there is a material likelihood that an updated Appraisal would reflect a diminution in Value of the Property of ten (10%) percent or more from the most recent appraisal.

9.18.4                                           Principal Reduction.  If at any time the Loan To Value Ratio is not satisfied, Borrower shall within thirty (30) days following Agent’s notice, make either (a) a principal payment in an amount sufficient to reduce the Loan To Value Ratio to not more than seventy-five percent (75%) or (b) deliver additional collateral to Agent acceptable to the Agent in its reasonable discretion, together with such customary documentation and due diligence as the Agent may reasonably require, with a value (as determined by the Agent in its reasonable discretion) sufficient to reduce the Loan to Value Ratio to not more than 75%.  It shall be an Event of Default if such payment is not so made or additional collateral delivered within such thirty (30) day period.

9.18.5                                           Arbitration. If Borrower disputes the value of the Property set forth in an Updated Appraisal, and if such dispute has not been settled by agreement. either party may submit the dispute to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association within sixty (60) days after the Updated Appraisal is delivered to Borrower. The arbitration panel shall consist of one (1) MAI appraiser selected by each of Borrower and Agent, and a third arbitrator jointly selected by the first two arbitrators and if the parties cannot agree on a third arbitrator, the third arbitrator shall be an MAI appraiser with at least ten (10) years’ experience in the market in which the relevant portion of the Property is located who is selected by the highest ranking officer of CB Richard Ellis, it successors or assigns. The arbitration shall be conducted in Boston, Massachusetts. None of the arbitrators shall have a then existing contractual or attorney-client relationship with Borrower or Agent. The arbitrators shall render a written decision stating the reasons therefor. The decision of the arbitrators shall be final and binding on Borrower and Agent and judgment thereon may be entered in any court of competent jurisdiction.  Each party shall bear its own costs in connection with any such arbitration.

9.19                                        Debt Service Coverage Ratio.

9.19.1                                           Certain Definitions.

(i)                                                    “Calculation Date” shall mean the last day of each calendar quarter commencing with September 30, 2006.

(ii)                                                 “Calculation Period” shall mean each three (3) month period which ends on a Calculation Date.

(iii)                                              “Debt Service Coverage” shall mean the ratio for the Calculation Period of:  (A) Net Operating Income (in each instance calculated with respect to each Property which is Collateral) to (B) Debt Service on the Loan.

(iv)                                             “Net Operating Income” shall mean all revenues paid to Landlord under Approved Leases (i.e., not including any amounts paid by tenants to third parties pursuant to Approved Leases) and the ownership and operation of the Property and the interim investment of accumulated funds minus all Operating Expenses.

(v)                                                “Operating Expenses” shall mean expenditures of all kinds made by Borrower (and not by Tenant on behalf of Borrower) with respect to the operation of the Property in the normal course of business including, but not limited to, expenditures for taxes, insurance, repairs, replacements, maintenance, management fees, salaries, advertising expenses, professional fees, wages and utility costs, amounts payable with respect to the Property under or with respect to any Permitted Title Exceptions, but expressly excluding: (a) any Debt Service on the Loan, and (b) expenditures made out of reserves previously created, (c) marketing, advertising and leasing costs and (d) non-recurring expenses (including any expenditures related to Tenant Improvements which in accordance with the accrual basis income tax accounting are depreciated or amortized over a period of less than one (1) year).  Any expenditures which in accordance with the accrual basis income tax accounting are depreciated or amortized over a period which exceeds one (1) year shall be treated as an expenditure, for the purposes of the foregoing calculations, ratably over the period of depreciation or amortization.

(vi)                                             “Debt Service on the Loan” shall mean (a) if the interest rate under the Loans has been fixed for the duration of the Loans, the actual principal and interest paid or payable under the Loan during the Calculation Period, or (b) if the interest rate under the Loans is a floating rate, the higher of: (i) the actual principal and interest paid or payable under the Loans during the Calculation Period, or (ii) the payments of principal and interest that would have been payable under an assumed loan during the Calculation Period in an amount equal to the outstanding principal balance of the Loans at the inception of the relevant Calculation Period bearing interest at the Deemed Rate of Interest payable on a direct reduction basis over twenty (20) years.

(vii)                                          “Deemed Rate of Interest” shall mean the higher of (a) the actual rates in effect under the Note, or (b) the annual rate of interest payable on the relevant Calculation Date (that is, the last day of the applicable Calculation Period) on ten (10) year United States Treasury obligations in amounts approximating the principal balance of the Loan at the inception of the Calculation Period plus one and three quarters percent (1.75%).

9.19.2                                           DSC Covenant.  The Debt Service Coverage for each Calculation Period determined on each Calculation Date shall be not less than 1.25:1.  If such Debt Service Coverage covenant shall not be satisfied on any Calculation Date, Borrower shall prepay a sufficient amount of principal outstanding on the Loans such that if such principal reduction had been made on the first day of the Calculation Period the Debt Service Coverage covenant would have been satisfied.  It shall be an Event of Default if Borrower fails to make such a prepayment not later than the first to occur of: (i) thirty (30) days after notice from Agent to Borrower properly requesting the payment, or (ii) if Borrower has failed to give Agent sufficient reports to enable Agent to make the necessary calculations, forty-five (45) days following the applicable Calculation Date.

9.20                                        Replacement Documentation.  Upon receipt of an affidavit of an officer of Agent or any Lender as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

9.21                                        Partial Release.  Provided no Event of Default is then in existence hereunder, upon the written request of the Borrower, provided at least ten (10) Business Days prior to the date of the requested release, the Agent shall release a Property from the lien of the Security Documents upon the satisfaction of the following conditions:

(i)                                                     The Agent shall have received the Partial Release Payment for such Property. As used herein, “Partial Release Payment” shall mean, for any Property, that amount which is equal to 1.2 multiplied by the Loan Amount advanced with respect to such Property;

(ii)                                                  The Borrower shall simultaneous with the delivery of the Partial Release Payment, shall repay the Bridge Loan in an amount equal to the Partial Release Payment required to be paid pursuant to the Bridge Loan Documents;

(iii)                                               After giving effect to the release of the subject Property, the Borrower will not violate the minimum Debt Service Coverage covenant, as calculated pursuant to Section 9.19.2; and

(iv)                                              After giving effect to the release of the subject Property, the Borrower will not violate the maximum Loan To Value Ratio covenant, as calculated pursuant to Section 9.18.1 hereof.

10.                                 SPECIAL PROVISIONS.

10.1                                        Right to Contest.

10.1.1                                           Taxes and Claims by Third Parties.  Subject to a Tenant’s rights under the applicable Lease, notwithstanding the provisions of Section 9.3 which obligate Borrower to pay taxes and other obligations to third parties when due, it is agreed that any tax, assessment, charge, levy, claim or obligation to a third party (expressly excluding an obligation created under the Loan Documents) need not be paid while the validity or amount thereof shall be contested currently, diligently and in good faith by appropriate proceedings and if Borrower shall have adequate unencumbered (except in favor of Agent, on behalf of the Lenders) cash reserves with respect thereto, and provided that such contest does not create a default by landlord under any lease assigned to Agent, on behalf of Lenders; and provided, further, that Borrower shall pay all taxes, assessments, charges, levies or obligations: (i) immediately upon the commencement of proceedings to enforce any lien which may have attached as security therefor, unless such proceeding is stayed by proper court order pending the outcome of such contest; and (ii) as to claims for labor, materials or supplies, prior to the imposition of any lien on the Property unless the lien is discharged or bonded as set forth in Section 11.1.4.

10.1.2             Legal Requirements.  Each Borrower may contest any claim, demand, levy or assessment under any Legal Requirements by any person or entity if: (i) the contest is based upon a material question of law or fact raised by the Borrower in good faith; (ii) the Borrower properly commences and thereafter diligently pursues the contest; (iii) the contest will not materially impair the ability to ultimately comply with the contested Legal Requirement should the contest not be successful and the conduct of the contest will not materially interfere with the ability to obligate all tenants under Approved Leases to pay rent without offset; (iv) the Borrower demonstrates to Agent’s reasonable satisfaction that Borrower has the financial capability to undertake and pay for such contest and any corrective or remedial action then or thereafter reasonably likely to be necessary; (v) if the likely cost of complying with the Legal Requirement in the event the contest is not successfully resolved, as determined in good faith by Agent, is more than $25,000.00 there is no reason to believe that the contest will not be resolved prior to the Maturity Date or if the Extended Term has become effective, prior to the Extended Maturity Date; (vi) no Event of Default exists; and (vii) if the contest relates to an Environmental Legal Requirement, the conditions set forth in the Environmental Indemnity relating to such contests shall be satisfied.

10.2            Limited Recourse Provisions.  Each Borrower shall be fully liable for the Loans and the Obligations of each other Borrower to each of the Lenders; provided, however, that the Agent and the Lenders agree that (a) they shall have no recourse to any portion of the Collateral which has been released pursuant to the provisions of Section 9.21., and (b) upon a release of all Collateral granted by a specific Borrower, such Borrower shall be deemed released from its Obligations under the Loan Documents, other than any Obligations which, by their terms, survive repayment of the Loans.  No member, officer, manager or other direct or indirect owner of a Borrower or Guarantor shall have any liability for the Loan or the obligations of a Borrower or Guarantor to the Agent or the other Lenders.  Guarantor’s recourse is limited to the specific obligations set forth in the Guaranty.

11.          EVENTS OF DEFAULT.  The following provisions deal with Default, Events of Default, notice, grace and cure periods, and certain rights of Agent following an Event of Default.

11.1            Default and Events of Default.  The term “Default” as used herein or in any of the other Loan Documents shall mean an Event of Default, or any fact or circumstance which constitutes, or upon the lapse of time, or giving of notice, or both, could constitute, an Event of Default.  Each of the following events, unless cured within any applicable grace period set forth or referred to below in this Section 11.1., or in Section 11.2., shall constitute an “Event of Default”:

11.1.1             Generally.  A default by any Borrower in the performance of any term, provision or condition of this Agreement to be performed by any Borrower, or a breach, or other failure to satisfy, any other term, provision, condition, covenant or warranty under this Agreement and such default remains uncured beyond any applicable specific grace period provided for in this Agreement, or as set forth in Section 11.2. below;

11.1.2             Note, Mortgage and Other Loan Documents.  A default by any Borrower in the performance of any term or provision of the Note, or of the Mortgage, or of any of the other Loan Documents, or a breach, or other failure to satisfy, any other term, provision, condition or warranty under the Note, the Mortgage or any other Loan Document, regardless of whether the then undisbursed portion of the Loans is sufficient to cover any payment of money required thereby, and the specific grace period, if any, allowed for the default in question shall have expired without such default having been cured and including, without limitation, any Bridge Loan Default;

11.1.3             Financial Status and Insolvency.

A.     A Borrower shall: (i) admit in writing its inability to pay its debts generally as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) make an assignment for the benefit of creditors; (iv) consent to, or acquiesce in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (v) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law; (vi) have a court of competent jurisdiction enter an order, judgment or decree appointing a receiver, liquidator or trustee of a Borrower, or of the whole or any substantial part of the property or assets of a Borrower, and such order, judgment or decree shall remain unvacated or not set aside or unstayed for one hundred twenty (120) days; (vii) have a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law and such petition shall remain undismissed for one hundred twenty (120) days; (viii) have, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction assume custody or control of a Borrower or of the whole or any substantial part of its property or assets and such custody or control shall remain unterminated or unstayed for one hundred twenty (120) days; (ix) have an attachment or execution levied against any substantial portion of the property of a Borrower or against any portion of the Collateral which is not discharged or dissolved by a bond within thirty (30) days; or

B.     any such event shall occur with respect to any Guarantor.

11.1.4             Liens.  A lien for the performance of work, or the supply of materials, or a notice of contract, or an attachment, judgment, execution or levy’ is filed against any Land or any Improvements and remains unsatisfied or is not discharged or dissolved by a bond (or by cash collateral acceptable to Agent) for a period of thirty (30) days after the filing thereof or is not being contested pursuant to Article 10;

11.1.5             Breach of Representation or Warranty.  Any material representation or warranty made by a Borrower or Guarantor herein or in any other instrument or document relating to the Loans or a Property shall at any time be materially false or misleading, or any warranty shall be materially breached and such breach or misrepresentation, if capable of being cured, is not cured as set forth in Section 11.2 below;

11.1.6             Default Under Assigned Contract or Lease.  A Borrower defaults under any lease of a Property or under any contract assigned to Agent or the Lenders and such default is not cured within the grace period applicable thereto such that the tenant or contracting party obtains the right to terminate the material contract or lease or to claim material damages and such party either terminates such material contract or such default remains uncured beyond the grace period set forth in Section 11.2 below.

11.1.7             Guarantor Default.  A default continuing beyond applicable cure periods by Guarantor in the performance of any term or provision of this Agreement or any other Loan Document to which Guarantor is a party, or the breach, or any other failure to satisfy any other term, provision, condition or warranty imposed upon the Guarantor in this Agreement or in any other Loan Document to which Guarantor is a party or by which Guarantor is bound not cured within all applicable notice and cure grace periods.

11.2            Grace Periods and Notice.  As to each of the foregoing events the following provisions relating to grace periods and notice shall apply:

11.2.1             No Notice or Grace Period.  There shall be no grace period and no notice provision with respect to the payment of principal at Maturity and no grace period and no notice provision with respect to defaults related to the voluntary filing of bankruptcy or reorganization proceedings or an assignment for the benefit of creditors, or with respect to nonmonetary defaults which are not reasonably capable of being cured, or with respect to a breach of warranty or representation under Section 8.1. (regarding Financial Information), or with respect to breaches under Section 9.6 (Restrictions on Liens, Transfers and Additional Debt) except as provided in Section 8 and 9.7 (Limits on Guaranties and Distributions).

11.2.2             Nonpayment of Interest.  As to the nonpayment of interest, there shall be a ten (10) day grace period without any requirement of notice from Agent, except that as to a required principal reduction to comply with the Loan To Value Ratio Covenant in Section 9.18 or the Debt Service Coverage Ratio Covenant in Section 9.19, there shall be no grace period except as stated therein.

11.2.3             Other Monetary Defaults.  All other monetary defaults shall have a ten (10) day grace period following notice from Agent, or, if shorter, a grace period without notice until five (5) Business Days before the last day on which payment is required to be made in order to avoid: (i) the cancellation or lapse of required insurance, or (ii) a tax sale or the imposition of late charges or penalties in respect of taxes or other municipal charges.

11.2.4             Nonmonetary Defaults Capable of Cure.  As to nonmonetary defaults which are reasonably capable of being cured or remedied, unless there is a specific shorter or longer grace period provided for in this Loan Agreement or in another Loan

Document, there shall be a thirty (30) day grace period following notice from Agent or, if such default would reasonably require more than thirty (30) days to cure or remedy, such longer period of time not to exceed a total of one hundred twenty (120) days from Agent’s notice as may be reasonably required so long as Borrower shall commence reasonable actions to remedy or cure the default within thirty (30) days following such notice and shall diligently prosecute such curative action to completion within such one hundred twenty (120) day period.  However, where there is an emergency situation in which there is danger to person or property such curative action shall be commenced as promptly as possible.  As to breaches of warranties and representations (other than those related to financial information or construction documents) there shall be a thirty (30) day grace period following notice from Agent.

11.3            Certain Remedies. If an Event of Default shall occur:

11.3.1             Withhold Loan Advance.  The Lenders shall not have any obligation to make any further Loans hereunder (and for the purpose of withholding Loans the Lenders may treat as an Event of Default an event which has occurred without regard to notice or grace periods, if any, but if there is in fact a cure within an applicable grace period, Lenders shall not thereafter withhold the Loan on account thereof);

11.3.2             Accelerate Debt.  Agent may, and upon the direction of the Majority Lenders shall, declare the indebtedness evidenced by the Note and secured by the Mortgage immediately due and payable (provided that in the case of a voluntary petition in bankruptcy filed by Borrower or (after the expiration of the grace period if any set forth in Section 11.1.3 above) an involuntary petition in bankruptcy filed against Borrower, such acceleration shall be automatic); and

11.3.3             Pursue Remedies.  May pursue any and all remedies provided for hereunder, or under any one or more of the other Loan Documents.

11.3.4             Written Waivers.  If a Default or an Event of Default is waived by the Majority Lenders or the Agent, in their sole discretion, pursuant to a specific written instrument executed by an authorized officer of Agent, the Default or Event of Default so waived shall be deemed to have never occurred.

12.          ADDITIONAL REMEDIES.

12.1            Remedies.  Upon the occurrence of an Event of Default, whether or not the indebtedness evidenced by the Note and secured by the Mortgage shall be due and payable or Agent shall have instituted any foreclosure or other action for the enforcement of the Mortgage or the Note, Agent may, and shall upon the direction of the Majority Lenders, in addition to any other remedies which Agent may have hereunder or under the other Loan Documents, and not in limitation thereof, and in Agent’s sole and absolute discretion:

12.1.1             Enter and Perform.  Enter upon the Property to perform obligations under leases, or to operate, maintain, repair and improve the Property and employ watchmen to protect the Property, all at the risk, cost and expense of Borrower, consent to such entry being hereby given by Borrower;

12.1.2             Discontinue Work.  At any time discontinue any work commenced in respect of the Property or change any course of action undertaken by it and not be bound by any limitations or requirements of time whether set forth herein or otherwise;

12.1.3             Exercise Rights.  Exercise the rights of Borrower under any contract or other agreement in any way relating to the Property and take over and use all or any part of the labor, materials, supplies and equipment contracted for by Borrower, whether or not previously incorporated into the realty; and

12.1.4             Other Actions.  In connection with any work or action undertaken by Agent pursuant to the provisions of the Loan Documents,

(i)                  engage builders, contractors, architects, engineers and others for the purpose of furnishing labor, materials and equipment,

(ii)                 pay, settle or compromise all bills or claims which may become liens against the property constituting the Collateral, or which have been or may be incurred in any manner in connection with the Property or for the discharge of liens, encumbrances or defects in the title of the Property or the Collateral,

(iii)                take or refrain from taking such action hereunder as Agent may from time to time determine, and

(iv)               engage marketing and leasing agents and real estate brokers to advertise, lease or sell portions or all of the Property or other Collateral upon such terms and conditions as Agent may in good faith determine.

12.2            Reimbursement.  Borrower shall be liable to Agent and each of the Lenders for all sums paid or incurred pursuant to any of the Loan Documents whether the same shall be paid or incurred pursuant to this Section or otherwise, and all payments made or liabilities incurred by Agent or any Lender hereunder of any kind whatsoever shall be paid by Borrower to Agent upon demand with interest at the Default Rate as provided in this Agreement or the Note from the date of payment by Agent or any Lender (which payment date is at least 30 days after invoice to Borrower) to the date of payment to Agent and repayment of such sums with such interest shall be secured by the applicable Security Documents.

12.3            Power of Attorney.  For the purpose of exercising the rights granted by this Section 12, as well as any and all other rights and remedies of Agent, Borrower hereby irrevocably constitutes and appoints Agent (or any agent designated by Agent) its true and lawful attorney-in-fact, upon and following any Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts permitted hereunder or by law in the name and on behalf of Borrower.

13.          SECURITY INTEREST.

13.1            Security Interest.  Borrower hereby grants to Agent, on behalf of the Lenders, a lien and security interest and as security for all liabilities and obligations to the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any Lender or any entity under the control of Anglo Irish Bank Corporation plc, or in transit to any of them.

14.          CASUALTY AND TAKING.

14.1            Casualty and Obligation To Repair.  In the event of any damage or destruction to a Property or the other Collateral by reason of fire or other hazard or casualty (collectively, a “Casualty”), Borrower shall give written notice thereof to Agent and each of the Lenders as quickly as reasonably possible and proceed with reasonable diligence, in full compliance with all Legal Requirements and the other requirements of the Loan Documents, to repair, restore, rebuild or replace the affected property (collectively, the “Repair Work”).

14.2            Adjustment of Claims.  All insurance claims shall be adjusted by Borrower, at Borrower’s sole cost and expense, but subject to Agent’s prior written approval which approval shall not be unreasonably withheld, conditioned or delayed; provided that if any Event of Default exists under any of the Loan Documents, Agent shall have the right to adjust and compromise such claims without the approval of Borrower.

14.3            Payment and Application of Insurance Proceeds.  All proceeds of insurance in excess of $250,000.00 shall be paid to Agent and, if delivered to Agent, at Agent’s option, be either applied to Borrower’s Obligations (without prepayment premium, breakage costs or Cost Maintenance Fees) or released, in whole or in part, to pay for the actual cost of repair, restoration, rebuilding or replacement (collectively, “Cost To Repair”) as more fully set forth below.  If the Cost To Repair does not exceed $250,000.00, Agent shall release so much of the insurance proceeds as may be required to pay for the actual Cost to Repair in accordance with the provisions of Section 14.4.  Notwithstanding the foregoing, Agent shall also release so much of the insurance proceeds as may be required to pay the actual Cost To Repair if:

(i)            In Agent’s good faith judgment such proceeds together with any additional funds as may be deposited with and pledged to Agent are sufficient to pay the Cost To Repair;

(ii)           In Agent’s good faith judgment the Repair Work is likely to be completed prior to the Maturity Date;

(iii)          No Event of Default exists under the Loan Documents; and

(iv)          Each tenant under a Major Lease which might otherwise have a right to terminate its lease on account of such Casualty shall have waived its right to so terminate conditioned upon the Repair Work being completed within a reasonable period of time acceptable to Agent, all such that at completion of the Repair Work the Loan to Value Ratio shall not be less than 75% and the Debt Service Coverage shall be at least 1.25:1 (taking into account any business or rental interruption coverage), as reasonably projected by Agent.

Notwithstanding anything in the Loan Documents to the contrary, if Agent shall apply the insurance proceeds to the Obligations (which application shall be made in accordance with the Note), then Borrower shall have the right (but not the obligation) to prepay the balance of the Loan subject to the prepayment premium, breakage costs and Cost Maintenance Fees set forth in the Note.

14.4            Conditions To Release of Insurance Proceeds.  If Agent elects or is required to release insurance proceeds, Agent may impose reasonable conditions on such release which shall include, but not be limited to, the following:

(i)                  Prior written approval by Agent, which approval shall not be unreasonably withheld, conditioned or delayed of plans, specifications, cost estimates, contracts and bonds for the restoration or repair of the loss or damage;

(ii)                 Waivers of lien, architect’s certificates, contractor’s sworn statements and other evidence of costs, payments and completion as Agent may reasonably require;

(iii)                If the Cost To Repair does not exceed $250,000.00, the funds to pay therefor shall be released to Borrower, otherwise, funds shall be released upon final completion of the Repair Work, unless Borrower requests earlier funding, in which event partial monthly disbursements equal to 95% of the value of the work completed shall be made prior to final completion of the repair, restoration or replacement and the balance of the disbursements shall be made upon full completion and the receipt by Agent of satisfactory evidence of payment and release of all liens, provided further that Agent shall release funds for the payment of any contract, subcontract or materialman that has completed all of such contract’s work in accordance with its contract upon reasonably satisfactory evidence of completion and delivery of appropriate lien waivers;

(iv)               Determination by Agent that the undisbursed balance of such proceeds on deposit with Agent, together with additional funds deposited for the purpose, shall be at least sufficient to pay for the remaining Cost To Repair, free and clear of all liens and claims for lien;

(v)                All work to comply with the standards, quality of construction and Legal Requirements applicable to the original construction of the Property;

(vi)               each tenant of the Property which might otherwise have a right to terminate its lease on account of such Casualty shall have waived its right to so terminate conditioned only upon the Repair Work being completed within a reasonable period of time acceptable to Agent or such period as is expressly provided in the applicable leases, whichever is longer, so long as the period does not exceed the period for which rent loss insurance is available all such that upon completion of the Repair Work the Loan To Value Ratio shall be satisfied and the Debt Service Coverage covenant as projected by Agent will be complied with; and

(vii)              the absence of any Default under any Loan Documents.

Nothing herein shall limit Borrower’s right to prepay the Loan at any time.

14.5            Taking.  If there is any condemnation for public use of the Property or of any Collateral, the awards on account thereof shall be paid to Agent and shall be applied to

Borrower’s obligations, or released to Borrower to pay for the Cost To Repair, in the same manner and subject to the same thresholds and limitations set forth in Sections 14.3 and 14.4 hereof and such taking or condemnation shall not be deemed a violation of Section 9.7.

15.          THE AGENT AND THE LENDERS.

15.1            Appointment of Agent.  Each Lender hereby irrevocably designates and appoints Anglo Irish Bank Corporation plc as Agent of such Lender to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes the Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to or conferred upon the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.  The Agent agrees to act as such upon the express conditions contained in this Article 15.  The Agent shall not have any duties or responsibilities except those expressly set forth herein or in the other Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.  Except as set forth herein, the provisions of this Article 15 are solely for the benefit of the Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof.

15.2            Administration of Loans by Agent.  The Agent shall be responsible for administering the Loans on a day-to-day basis.  In the exercise of such administrative duties, the Agent shall use the same diligence and standard of care that is customarily used by the Agent with respect to similar loans held by the Agent solely for its own account.  Borrower may rely, without inquiry, on any waiver or action by Agent under the Loan Documents if Agent indicates such waiver or action is taken as Agent on behalf of the Lenders.

Each Lender delegates to the Agent the full right and authority on its behalf to take the following specific actions in connection with its administration of the Loans:

(i)                  to fund the Loans in accordance with the provisions of the Loan Documents, but only to the extent of immediately available funds provided to the Agent by the respective Lenders for such purpose;

(ii)                 to receive all payments of principal, interest, fees and other charges paid by, or on behalf of, the Borrower and, except for fees to which the Agent is entitled pursuant to the Loan Documents or otherwise, to distribute all such funds to the respective Lenders as provided for hereunder;

(iii)                to keep and maintain complete and accurate files and records of all material matters pertaining to the Loans, and make such files and records available for inspection and copying by each Lender and its respective employees and agents during normal business hours upon reasonable prior notice to the Agent; and

(iv)               to do or omit doing all such other actions as may be reasonably necessary or incident to the implementation, administration and servicing of the Loans and the rights and duties delegated hereinabove.

15.3            Delegation of Duties.  The Agent may execute any of its duties under this Loan Agreement or any other Loan Document by or through its agent or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents.  The Agent shall not be responsible to the other Lenders for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

15.4            Exculpatory Provisions.  Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable to any other Lenders for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its or their gross negligence or willful misconduct.  Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any recital, statement, representation or warranty made by the Borrower or any of its officers or agents contained in this Agreement or the other Loan Documents or in any certificate or other document delivered in connection therewith; (ii) the performance or observance of any of the covenants or agreements contained in, or the conditions of, this Agreement or the other Loan Documents; (iii) the state or condition of any properties of the Borrower or any other obligor hereunder constituting Collateral for the Obligations of the Borrower hereunder, or any information contained in the books or records of the Borrower; (iv) the validity, enforceability, collectibility, effectiveness or genuineness of this Loan Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) the validity, priority or perfection of any lien securing or purporting to secure the Obligations or the value or sufficiency of any of the Collateral.

15.5            Reliance by Agent.  The Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent.  The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of the taking or failing to take any such action.  The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with any written request of the Majority Lenders, and each such request of the Majority Lenders, and any action taken or failure to act by the Agent pursuant thereto, shall be binding upon all of the Lenders; provided, however, that the Agent shall not be required in any event to act, or to refrain from acting, in any manner which is contrary to the Loan Documents or to applicable law.

15.6            Notice of Default.  The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless the Agent has actual knowledge of the same or has received notice from a Lender or the Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a “notice of default”.  In the event that the Agent obtains such actual knowledge or receives such a notice, the Agent shall give prompt notice thereof to each of the Lenders.  The Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Majority Lenders.  Unless and until the Agent shall have received such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Event of Default as it shall deem advisable in the best interest of the Lenders.

15.7            Lenders’ Credit Decisions.  Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Borrower and has made its own decision to enter into this Agreement and the other Loan Documents.  Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents.

15.8            Agent’s Reimbursement and Indemnification.  The Lenders agree to reimburse and indemnify the Agent, ratably in proportion to their respective Commitments, for (i) any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under this Agreement or the other Loan Documents, (ii) any other expenses incurred by the Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration, amendment, waiver and/or enforcement of this Agreement and the other Loan Documents, and (iii) any liabilities, obligations, losses, damages, penalties, action, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any other document delivered in connection therewith or any transaction contemplated thereby, or the enforcement of any of the terms hereof or thereof, provided that no Lender shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Agent.  If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

15.9            Agent in its Individual Capacity.  With respect to its Commitment as a Lender, and the Loans made by it and the Note issued to it, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term “Lender” or “Lenders” shall, unless the context otherwise indicates, include the Agent in its individual capacity.  The Agent may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

15.10          Successor Agent.  The Agent may resign at any time by giving thirty (30) days’ prior written notice to the Lenders and Borrower.  The Majority Lenders, for good cause, may remove Agent at any time by giving thirty (30) days’ prior written notice to the Agent, the Borrower and the other Lenders.  Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent.  If no successor Agent shall have been so appointed by the Majority Lenders and accepted such appointment within thirty (30) days after the retiring Agent’s giving notice of resignation or the Majority Lenders’ giving notice of removal, as the case may be, then the retiring Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent.  Each such successor Agent shall be a financial institution which meets the requirements of an Eligible Assignee.  Unless an Event of Default shall have occurred and be continuing, any successor Agent shall be reasonably acceptable to the Borrower.  Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents.  After any retiring Agent’s resignation hereunder, the provisions of this Article 15 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

15.11          Duties in the Case of Enforcement.  In the case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, at the request, or may, upon the consent, of the Majority Lenders, and provided that the Lenders have given to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Loan Agreement and the other Loan Documents respecting the foreclosure of mortgages, the sale or other disposition of all or any part of the Collateral and the exercise of any other legal or equitable rights or remedies as it may have hereunder or under any other Loan Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Majority Lenders.  The Agent shall be fully protected in so acting or refraining from acting upon the instruction of the Majority Lenders, and such instruction shall be binding upon all the Lenders.  The Majority Lenders may direct the Agent in writing as to the method and the extent of any such foreclosure, sale or other disposition or the exercise of any other right or remedy, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent’s compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.  The Agent may, in its discretion but without obligation, in the absence of direction from the Majority Lenders, take such interim actions as it believes necessary to preserve the rights of the Lenders hereunder and in and to any Collateral securing the Obligations, including but not limited to petitioning a court for injunctive relief, appointment of a receiver or preservation of the proceeds of any Collateral.  Each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents, including without limitation the Notes, other than through the Agent.

15.12          Respecting Loans and Payments.

15.12.1           Procedures for Loans.  Agent shall give written notice to each Lender of each request for a conversion of an existing Loan from a Variable Rate Advance to a LIBO Rate Advance, by facsimile transmission, hand delivery or overnight courier, not later than 11:00 a.m. (Boston time) (i) three (3) Business Days prior to any LIBO Rate

Advance or conversion to a LIBO Rate Advance, or (ii) one (1) Business Day prior to any Variable Rate Advance.  Each such notice shall be accompanied by a written summary of the request for a Loan and shall specify (a) the date of the requested Loan, (b) the aggregate amount of the requested Loan, (c) each Lender’s pro rata share of the requested Loan, and (d) the applicable interest rate selected by Borrower with respect to such Loan, or any portion thereof, together with the applicable Interest Period, if any, selected, or deemed selected, by Borrower.  Each Lender shall, before 11:00 a.m. (Boston time) on the date set forth in any such request for a Loan, make available to Agent, at an account to be designated by Agent at Anglo Irish Bank Corporation plc, in same day funds, each Lender’s ratable portion of the requested Loan.  After Agent’s receipt of such funds and upon Agent’s determination that the applicable conditions to making the requested Loan have been fulfilled, Agent shall make such funds available to Borrower as provided for in this Loan Agreement.  Within a reasonable period of time following the making of each Loan, but in no event later than ten (10) Business Days following such Loan, Agent shall deliver to each Lender a copy of Borrower’s request for Loans.  Promptly after receipt by Agent of written request from any Lender, Agent shall deliver to the requesting Lender the accompanying certifications and such other instruments, documents, certifications and approvals delivered by or on behalf of Borrower to Agent in support of the requested Loan.

15.12.2           Nature of Obligations of Lenders.  The obligations of the Lenders hereunder are several and not joint.  Failure of any Lender to fulfill its obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage of the Loans, nor shall such failure release or diminish the obligations of any other Lender to fund its Commitment Percentage provided herein.

15.12.3           Payments to Agent.  All payments of principal of and interest on the Loans or the Notes shall be made to the Agent by the Borrower or any other obligor or guarantor for the account of the Lenders in immediately available funds as provided in the Notes and this Agreement.  The Agent agrees promptly to distribute to each Lender, on the same Business Day upon which each such payment is made if possible, such Lender’s proportionate share of each such payment in immediately available funds, except as otherwise expressly provided herein.  The Agent shall upon each distribution promptly notify Borrower of such distribution and each Lender of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Lender.  Each payment to the Agent under the first sentence of this Section 15.12.3 shall constitute a payment by the Borrower to each Lender in the amount of such Lender’s proportionate share of such payment, and any such payment to the Agent shall not be considered outstanding for any purpose after the date of such payment by the Borrower to the Agent without regard to whether or when the Agent makes distribution thereof as provided above.  If any payment received by the Agent from the Borrower is insufficient to pay both all accrued interest and all principal then due and owing, the Agent shall first apply such payment to all outstanding interest until paid in full and shall then apply the remainder of such payment to all principal then due and owing, and shall distribute the payment to each Lender accordingly.

15.12.4                                Distribution of Liquidation Proceeds.  Subject to the terms and conditions hereof, the Agent shall distribute all Liquidation Proceeds in the order and manner set forth below:

First:                                              To the Agent, towards any fees and any expenses for which the Agent is entitled to reimbursement under this Agreement or the other Loan Documents not theretofore paid to the Agent.

Second:                             To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been reimbursed for all expenses which such Lenders have previously paid to the Agent and not theretofore paid to such Lenders.

Third:                                        To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all other amounts due to such Lenders under the Loans including, without limitation, any costs and expenses incurred directly by such Lenders to the extent such costs and expenses are reimbursable to such Lenders by the Borrower under the Loan Documents.

Fourth:                                 To all Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Loans, with each Lender applying such proceeds for purposes of this Agreement to the outstanding principal balance due to such Lender and to accrued and unpaid interest due under the Loans, in such order or preference as the Agent may determine.

Fifth:                                           To the Borrower or such third parties as may be entitled to claim Liquidation Proceeds.

15.12.5                                Adjustments.  If, after Agent has paid each Lender’s proportionate share of any payment received or applied by Agent in respect of the Loans, that payment is rescinded or must otherwise be returned or paid over by Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any loan agreement or otherwise, such Lender shall, at Agent’s request, promptly return its proportionate share of such payment or application to Agent, together with the Lender’s proportionate share of any interest or other amount required to be paid by Agent with respect to such payment or application.

15.12.6                                Distribution by Agent.  If in the opinion of the Agent distribution of any amount received by it in such capacity hereunder or under the Notes or under any of the other Loan Documents might involve any liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction or has been resolved by the mutual consent of all Lenders.  In addition, the Agent may request full and complete indemnity, in form and substance satisfactory to it, prior to making any such distribution.  If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such persons as shall be determined by such court.

15.12.7                                Actions by Agent.  The Majority Lenders may direct the Agent in writing as to the method and the extent of any sale of the Collateral or other disposition and shall indemnify and hold the Agent harmless from all liabilities incurred in respect to all actions taken or omitted in accordance with such directions provided that Agent need not comply with any such directions to the extent Agent reasonably believes the Agent’s compliance with such directions would constitute a violation of the obligations undertaken by the Agent and/or Lenders under the Loan Documents, or will constitute a violation of any statute, ordinance or regulation applicable to the Agent.

15.13                              Delinquent Lender.  If for any reason any Lender shall fail or refuse to abide by its obligations under the Agreement, including without limitation its obligation to make available to Agent its pro rata share of any Loan, expenses or setoff (a “Delinquent Lender”) and such failure is not cured within ten (10) days of receipt from the Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Agent, other Lenders, the Borrower or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender’s right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of the outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of the outstanding Loans until, as a result of application of such assigned payments the Lenders’ respective pro rata shares of all the outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.  The Delinquent Lender’s decision-making and participation rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans or expenses as to which it is delinquent, together with interest thereon at the Default Rate from the date when originally due until the date upon which any such amounts are actually paid.

The non-delinquent Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender’s Commitment to fund future Loans (the “Future Commitment”).  Upon any such purchase of the pro rata share of any Delinquent Lender’s Future Commitment, the Delinquent Lender’s share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance.  Each Delinquent Lender shall indemnify Agent and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys’ fees and funds advanced by Agent or by any non-delinquent Lender, on account of an Delinquent Lender’s failure to timely fund its pro rata share of a Loan or to otherwise perform its obligations under the Loan Documents.

15.14                              Holders.  The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent.  Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

15.15                              Assignment and Participation.

15.15.1                                Conditions to Assignment by Lenders.  Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the Notes held by it), upon satisfaction of the following conditions: (a) each of the Agent and the Borrower shall have given its prior written consent to such assignment (provided that, in the case of the Borrower, such consent will not be unreasonably withheld and shall not be required if a Default or Event of Default shall have occurred and be continuing), (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender’s rights and obligations under this Agreement, (c) prior to the occurrence of an Event of Default and while same is continuing each assignment shall be in an amount that is at least Fifteen Million Dollars ($15,000,000.00) and is a whole multiple of One Million Dollars ($1,000,000.00), (d) prior to the occurrence of an Event of Default and while same is continuing each Lender which is a Lender at the time of such assignment shall retain, free of any such assignment, an amount of its Commitment of not less than Fifteen Million Dollars ($15,000,000.00), (e) prior to the occurrence of an Event of Default and while same is continuing the Agent, in its individual capacity as a Lender, shall retain, free of any such assignment, an amount of its Commitment of not less than Ten Million Dollars ($10,000,000.00), (f) the parties of such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit E hereto (an “Assignment and Acceptance”), together with any Notes subject to such assignment, and (g) so long as no Default or Event of Default has occurred and is continuing, Anglo Irish Bank Corporation PLC shall remain as Agent.  Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (y) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 15.15.3, be released from its obligations under this Agreement.  Notwithstanding anything herein to the contrary, in no event will there be more than three Lenders participating in the Loan, including Agent.  Borrower may rely on the provisions of this Section 15.15.

15.15.2                                Certain Representations and Warranties: Limitations, Covenants.  By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

(i)                                                     other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

(ii)                                                  the assigning  Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its affiliates, related entities or subsidiaries or any other person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any other person primarily secondarily liable in respect of any of the Obligations or any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

(iii)                                               such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statement provided by the Borrower as required by the terms of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

(iv)                                              such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

(v)                                                 such assignee represents and warrants that it is an Eligible Assignee if required hereunder;

(vi)                                              such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

(vii)                                           such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and

(viii)                                        such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

15.15.3                                Register.  The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to the Lenders from time to time.  The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice.  Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of Three Thousand Five Hundred Dollars ($3,500.00).

15.15.4                                New Notes.  Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender).  Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder.  Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially in the form of the assigned Notes.  Within ten (10) Business Days of issuance of any new Notes pursuant to this Section 15.15.4, the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders.  The surrendered Notes shall be canceled and returned to the Borrower.

15.15.5                                Participations.  Each Lender may sell participations to one or more banks or other financial institutions in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such participation shall be in a minimum amount of Ten Million Dollars ($10,000,000.00), (b) each participant shall meet the requirements of an Eligible Assignee, (c) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower, and (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

15.15.6                                No Cost to Borrower.  Agent and the Lenders agree that Borrower shall not bear any costs incurred or charged by Agent, Lenders, any Assignee or Participant associated with the assignment and participation of the Loan as provided for under this Agreement.

15.16                              Disclosure.  The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

15.17                              Miscellaneous Assignment Provisions.  Any assigning Lender shall retain its rights to be indemnified pursuant to Section 9.16 with respect to any claims or actions arising prior to the date of such assignment.  If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes.  Anything contained in this Section 15.17 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes to any of the twelve Federal Reserve Banks organized under §4 of the Federal Reserve Act, 12 U.S.C.§341).  No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

15.18                              Assignment by Borrower.  Except as expressly set forth herein, the Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

15.19                              Administrative Matters.

15.19.1                                Amendment, Waiver, Consent, Etc.  Except as otherwise provided herein or as to any term or provision hereof which provides for the consent or approval of the Agent, no term or provision of this Agreement or any other Loan Document may be changed, waived, discharged or terminated, nor may any consent required or permitted by this Agreement or any other Loan Document be given, unless such change, waiver, discharge, termination or consent receives the written approval of the Majority Lenders.

Notwithstanding the foregoing, the unanimous written approval of all the Lenders (other than a Defaulting Lender) shall be required with respect to any proposed amendment, waiver, discharge, termination, or consent which:

(i)                                                     has the effect of (a) extending the final scheduled maturity or the date of any amortization payment of any Loan or Note, (b) reducing the rate or extending the time of payment of interest or fees thereon, (c) increasing or reducing the principal amount thereof, or (d) otherwise postponing or forgiving any indebtedness thereunder,

(ii)                                                  releases or discharges any material portion of the Collateral other than in accordance with the express provisions of the Loan Documents,

(iii)                                               amends, modifies or waives any provisions of this paragraph,

(iv)                                              amends any of the financial covenants set forth in Sections 9.18 and 9.19 of this Agreement,

(v)                                                 reduces the percentage specified in the definition of Majority Lenders,

(vi)                                              except as otherwise provided in this Agreement, change the amount of any Lender’s Commitment or Commitment Percentage, or

(vii)                                           releases or waives any guaranty of the Obligations or indemnifications provided in the Loan Documents;

and provided, further, that without the consent of the Agent, no such action shall amend, modify or waive any provision of this Article 15.19 or any other provisions of any Loan Document which relates to the rights or obligations of the Agent.

15.20                              Deemed Consent or Approval.  With respect to any requested amendment, waiver, consent or other action which requires the approval of the Majority Lenders or all of the Lenders, as the case may be, in accordance with the terms of this Agreement, or if the Agent is required hereunder to seek, or desires to seek, the approval of the Majority Lenders or all of the Lenders, as the case may be, prior to undertaking a particular action or course of conduct, the Agent in each such case shall provide each Lender with written notice of any such request for amendment, waiver or consent or any other requested or proposed action or course of conduct, accompanied by such detailed background information and explanations as may be reasonably necessary to determine whether to approve or disapprove such amendment, waiver, consent or other action or course of conduct.  The Agent may (but shall not be required to) include in any such notice, printed in capital letters or boldface type, a legend substantially to the following effect;

“THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE.  FAILURE TO RESPOND WITHIN TEN (10) CALENDAR DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE ACTION REQUESTED BY THE BORROWER OR THE COURSE OF CONDUCT PROPOSED BY THE AGENT AND RECITED ABOVE.”

and if the foregoing legend is included by the Agent in its communication, a Lender shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such Lender fails to object to such action or course of conduct by written notice to the Agent within ten (10) calendar days of such Lender’s receipt of such notice.

16.                               GENERAL PROVISIONS.

16.1                                     Notices.  Any notice or other communication in connection with this Loan Agreement, the Note, the Mortgage, or any of the other Loan Documents, shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express:

If to Borrower:

c/o STAG Capital Partners
99 Chauncy Street, 10th Floor
Boston, Massachusetts 02111
Attention:                                         Stephen C. Mecke
                                                                                                Chief Investment Officer

with copies by regular mail or such hand delivery to:

DLA Piper Rudnick Gray Cary US LLP
33 Arch Street, 26th Floor
Boston, Massachusetts 02110-2600
Attention:                                         John L. Sullivan, Esquire

and to:

New England Development
1 Wells Avenue, 4th Floor
Newton, Massachusetts 02459
Attention:                                         Gregory Sullivan

If to Agent:

Anglo Irish Bank Corporation plc
265 Franklin Street
Boston, Massachusetts 02110
Attention:                                         Aidan C. Hume

with copies by regular mail or such hand delivery to:

Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108
Attention:                                         Kevin J. Lyons, Esquire

and to such addresses as set forth in the Assignment and Acceptance.

Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above.

All periods of notice shall be measured from the deemed date of delivery.

A notice shall be deemed to have been given, delivered and received for the purposes of all Loan Documents upon the earliest of: (i) if sent by such certified or registered mail, on the date of actual receipt at evidenced by the return receipt, or (ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day.

16.2                                     Limitations on Assignment.  Except for a Permitted Transaction, Borrower may not assign this Agreement or the monies due thereunder or convey or, except for a Permitted Transaction, encumber a Property or other Collateral or any interest therein without the prior written consent of the Majority Lenders in each instance.

16.3                                     Further Assurances.  Each Borrower shall upon request from Agent from time to time execute, seal, acknowledge and deliver such further instruments or documents which Agent may reasonably require to better perfect and confirm its rights and remedies hereunder, under the Note, under the Mortgage and under each of the other Loan Documents,

16.4                                     Parties Bound.  The provisions of this Agreement and of each of the other Loan Documents shall be binding upon and inure to the benefit of each Borrower, Agent and each of the Lenders and their respective successors and assigns, except as otherwise prohibited by this Agreement or any of the other Loan Documents.  This Agreement is a contract by and among each Borrower, Agent and each of the Lenders for their mutual benefit, and no third person shall have any right, claim or interest against either Agent, or any Lender or a Borrower by virtue of any provision hereof.

16.5                                     Waivers, Extensions and Releases.  Except as otherwise provided herein, Agent may, unless otherwise directed by the Majority Lenders, at any time and from time to time waive any one or more of the conditions contained herein or in any of the other Loan Documents, or extend the time of payment of the Loan, or release portions of the Collateral from the provisions of this Agreement and from the Mortgage or any other Security Document, but any such waiver, extension or release shall be deemed to be made in pursuance and not in modification hereof, and any such waiver in any instance, or under any particular circumstance, shall not be considered a waiver of such condition in any other instance or any other circumstance.

16.6                                     Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury Trial.

16.6.1                                       Substantial Relationship.  It is understood and agreed that all of the Loan Documents were negotiated, executed and delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

16.6.2                                       Place of Delivery.  Each Borrower agrees to furnish to Agent at the Agent’s office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

16.6.3                                       Governing Law.  This Agreement, except as otherwise provided in Section 16.6.4, and each of the other Loan Documents shall in all respects be governed,

construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

16.6.4                                       Exceptions.  Notwithstanding the foregoing choice of law:

(i)                                                     matters relating to the creation, perfection, priority and enforcement of the liens on and security interests in the Property or other assets situated in another jurisdiction, including by way of illustration, but not in limitation, actions for foreclosure, for injunctive relief, or for the appointment of a receiver, shall be governed by the laws of the such state;

(ii)                                                  Agent and each of the Lenders shall comply with applicable law in such state to the extent required by the law of such jurisdiction in connection with the foreclosure of the security interests and liens created under the Mortgage and the other Loan Documents with respect to the Property or other assets situated in another jurisdiction; and

(iii)                                               provisions of Federal law and the law of such other jurisdiction shall apply in defining the terms Hazardous Materials, Environmental Legal Requirements and Legal Requirements applicable to the Property as such terms are used in this Loan Agreement, the Environmental Indemnity and the other Loan Documents.

Nothing contained herein or any other provisions of the Loan Documents shall be construed to provide that the substantive laws of such other jurisdiction shall apply to any parties’ rights and obligations under any of the Loan Documents, which, except as expressly provided in clauses (i), (ii) and (iii) of this Section 16.6.4., are and shall continue to be governed by the substantive law of Commonwealth of Massachusetts, except as set forth in clauses (i), (ii) and (iii) of this Section 16.6.4. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of such other jurisdiction is not intended, nor shall it be deemed, in any way, to derogate the parties, choice of law as set forth or referred to in this Loan Agreement or in the other Loan Documents.  The parties further agree that the Agent may enforce its rights under the Loan Documents including, but not limited to, its rights to sue the Borrower or to collect any outstanding indebtedness in accordance with applicable law.

16.6.5                                       Consent to Jurisdiction.  Each Borrower hereby consents to personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts.

16.6.6                                       JURY TRIAL WAIVER.  EACH BORROWER, AGENT, AND EACH OF THE LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS LOAN AGREEMENT, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS,

STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR EACH BORROWER, AGENT AND EACH OF THE LENDERS TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

16.7                                     Survival.  All representations, warranties, covenants and agreements of Borrower, or Guarantor, herein or in any other Loan Document, or in any notice, certificate, or other paper delivered by or on behalf of Borrower or Guarantor pursuant hereto are significant and shall be deemed to have been relied upon by Agent and each of the Lenders notwithstanding any investigation made by Agent or any Lender or on its behalf and shall survive the delivery of the Loan Documents and the making of the Loan and each advance pursuant thereto until the Loan is repaid.  No review or approval by Agent, or any Lender or by Lenders’ Consultants or any of representatives, of any plans and specifications, opinion letters, certificates by professionals or other item of any nature shall relieve Borrower or anyone else of any of the obligations, warranties or representations made by or on behalf of Borrower or Guarantor, or any one or more of them, under any one or more of the Loan Documents.

16.8                                     Cumulative Rights.  All of the rights of Agent and the Lenders hereunder and under each of the other Loan Documents and any other agreement now or hereafter executed in connection herewith or therewith, shall be cumulative and may be exercised singly, together, or in such combination as Agent may determine in its sole good faith judgment.

16.9                                     Claims Against Agent or the Lenders.

16.9.1                                       Borrower Must Notify.  Agent and each of the Lenders shall not be in default under this Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of Borrower shall have been given to Agent and each of the Lenders within one hundred eighty (180) days after Borrower first had actual knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and Agent and each of the Lenders do not remedy or cure the default, if any there be, with reasonable promptness thereafter.  Such actual knowledge or actual notice shall refer to what was actually known by, or expressed in a written notification furnished to, any of the persons or officials referred to in Exhibit C as Authorized Representatives.

16.9.2                                       Remedies.  If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Agent or any Lender has breached any of their obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, and the Agent’s and the Lenders’ responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay Borrower’s reasonable costs and expenses including, without limitation, reasonable attorneys, fees and disbursements in connection with such court proceedings; and (ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Agent or any Lender, where it is also so determined that Agent or any Lender acted in bad faith, or that Agent’s or any Lenders’ default constituted gross negligence or willful misconduct, the payment of any actual, direct, compensatory damages sustained by Borrower as a result thereof plus Borrower’s reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements in connection with such court proceedings.

16.9.3                                       Limitations.  In no event, however, shall Agent or the Lenders be liable to Borrower or to Guarantor or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever the nature of the breach by Agent of its obligations under this Loan Agreement or under any of the other Loan Documents.  In no event shall Agent or any Lender be liable to Borrower or to Guarantor or anyone else unless a written notice specifically setting forth the claim of Borrower shall have been given to Agent and each of the Lenders within the time period specified above.

16.10                              Obligations Absolute.  Except to the extent prohibited by applicable law which cannot be waived, the Obligations of Borrower and the obligations of the Guarantor under the Loan Documents shall be joint and several, absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including, without limitation, the existence of any claim, set off, defense or other right which Borrower or any Guarantor may have at any time against Agent or any Lender whether in connection with the Loan or any unrelated transaction, except for any such claim, setoff, defense or other right, if any, as to which a written notice shall have been given to Agent and each of the Lenders in accordance with the provisions of Section 16.9.

16.11                              Table of Contents, Title and Headings.  Any Table of Contents, the titles and the headings of sections are not parts of this Loan Agreement or any other Loan Document and shall not be deemed to affect the meaning or construction of any of their provisions.

16.12                              Counterparts.  This Loan Agreement may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument.  In making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such loan agreement is sought.

16.13                              Satisfaction of Commitment.  The Loans being made pursuant to the terms hereof and of the other Loan Documents is being made in satisfaction of Agent’s and each of the Lenders’ obligations under the discussion term sheet dated July 7, 2006.  The terms, provisions and conditions of this Agreement and the other Loan Documents supersede the provisions of the term sheet.

16.14                              Time Of the Essence.  Time is of the essence of each provision of this Agreement and each other Loan Document.

16.15                              Integration/No Oral Change.  This Loan Agreement and each of the other Loan Documents is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Loan Agreement and the other Loan Documents.  All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Loan Agreement and each of the Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Loan Agreement or any of the other Loan Documents. Further, this Loan Agreement and each of the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought (except no such writing shall be required for any party which, pursuant to a specific provision of any Loan Document, is required to be bound by changes without such party’s assent).  In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealings or the like be effective to amend, terminate, extend or otherwise modify this Loan Agreement or any of the other Loan Documents.

16.16                              Monthly Statements.  While Agent may issue invoices or other statements on a monthly or periodic basis (a “Statement”), it is expressly acknowledged and agreed that, except as otherwise specifically provided in the Loan Documents: (i) the failure of Agent to issue any Statement on one or more occasions shall not affect Borrower’s obligations to make payments under the Loan Documents as and when due; (ii) the inaccuracy of any Statement shall not be binding upon Agent and so Borrower shall always remain obligated to pay the full amount(s) required under the Loan Documents as and when due notwithstanding any provision to the contrary contained in any Statement; (iii) all Statements are issued for information purposes only and shall never constitute any type of offer, acceptance, modification, or waiver of the Loan Documents or any of Agent’s rights or remedies thereunder; and (iv) in no event shall any Statement serve as the basis for, or a component of, any course of dealing, course of conduct, or trade practice which would modify, alter, or otherwise affect the express written terms of the Loan Documents.

16.17                              Survival.  Notwithstanding anything else in the Loan Documents to the contrary. the obligations and liabilities of Borrower under Section 9.16 shall terminate (except with respect to pending claims for indemnification thereunder) six (6) months after (i) the date on which the Loan is paid in full, or (ii) with respect to each portion of the Property, the date on which Lender has released such portion of the Property as set forth in Section 9.21. or (iii) the date on which Lender or its designee shall have acquired possession of or title to the Property by foreclosure, deed in lieu of foreclosure or otherwise in the exercise of remedies after an Event of Default, provided that Borrower’s obligations and liabilities shall be limited to the period of Borrower’s ownership of the Property.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF this Agreement has been duly executed and delivered as of the date first written above.

BORROWER:	STAG III ALBION, LLC, a Delaware limited liability company

	By:	/s/ Stephen C. Mecke
	Name:	Stephen C. Mecke
	Title:	Authorized Officer

AGENT:	ANGLO IRISH BANK CORPORATION PLC

	By:	/s/Patraic Murray
	Name:	Patraic Murray
	Title:	Associate Director

	By:	/s/ Marcus Ryan
	Name:	Marcus Ryan
	Title:	Associate Director

LENDER:	ANGLO IRISH BANK CORPORATION PLC

	By:	/s/Patraic Murray
	Name:	Patraic Murray
	Title:	Associate Director

	By:	/s/ Marcus Ryan
	Name:	Marcus Ryan
	Title:	Associate Director

EXHIBITS:

Section
Reference
Number

Exhibit A	-	Definitions	1.1

Exhibit B	-	Ownership Interests and Taxpayer Identification Numbers	8.10.2

Exhibit C	-	Authorized Representatives	4 and 15.9

Exhibit D	-	Required Hazard Property and Other Insurance	7.13 and 9.5

Exhibit E	-	Assignment and Acceptance

Exhibit F	-	Lenders’ Commitment

Exhibit G	-	Note

EXHIBIT A TO LOAN AGREEMENT

DEFINITIONS

Agent shall mean Anglo Irish Bank Corporation plc, acting as agent for the Lenders.

Agreement as defined in the Preamble.

Approved Lease as defined in Section 9.17.2.

Authorized Representatives as defined in Section 4. and listed on Exhibit C.

Banking Day.  The term “Banking Day” means a day on which banks are not required or authorized by law to close in Boston, Massachusetts.

Borrower as defined in the Preamble.

Bridge Loan Agreement shall mean that certain Bridge Loan Agreement dated as of the date hereof by and among Borrower, Agent and Lenders for loans in the maximum aggregate principal amount of $60,000,000.00.

Bridge Loan Default shall mean a  Default under any of the “Loan Documents” as defined in the Bridge Loan Agreement.

Bridge Loans shall mean the loans made by Lenders to Borrower under the Bridge Loan Agreement.

Business Day shall mean: any Banking Day and any other day of the year on which offices of the Agent are not required or authorized by law to be closed for business in Boston, Massachusetts.  If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day.  Further, if there is no corresponding day for a payment in the given calendar month (i.e., there is no “February 30th”), the payment shall be due on the last Business Day of the calendar month.

Calculation Date as defined in Section 9.19.1(i).

Calculation Period as defined in Section 9.19.1(ii).

Casualty as defined in Section 14.1

Collateral as defined in Section 7.5.

Commitment.  With respect to each Lender, the amount set forth on Exhibit F hereto as the amount of such Lender’s commitment to make advances to the Borrower, as may be amended from time to time by the Agent as provided in Section 15.

Commitment Percentage.  With respect to each Lender, the percentage set forth on Exhibit F hereto as such Lender’s percentage of the aggregate Commitments of all of the Lenders, as may be amended from time to time by the Agent as provided in Section 15.

Consultant as defined in Section 5.1.

Cost To Repair as defined in Section 14.3.

Debt Service Coverage as defined in Section 9.19.1(iii).

Debt Service on the Loan as defined in Section 9.19.1(vi).

Deemed Rate of Interest as defined in Section 9.19.1(vii).

Default as defined in Section 11.1.

Delinquent Lender as defined in Section 15.13.

Depository Bank as defined in Section 9.12.

Depository Bank Letter Agreement as defined in Section 9.12.

Dollars shall mean lawful money of the United States.

Eligible Assignee.  Any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the “OECD”), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (d) the central bank of any country which is a member of the OECD.

Environmental Indemnity as defined in Section 3.1.5.

Environmental Legal Requirements as defined in the Environmental Indemnity.

ERISA and ERISA Plan each as defined in Section 8.12.

Event of Default as defined in Section 11.1.

Extended Maturity Date as defined in Sections 2.2 and 2.6.

Extended Term as defined in Section 2.2.

Future Commitment as defined in Section 15.13.

Guaranty as defined in Section 3.1.4.

Guarantor as defined in Section 1.5.

Hazardous Materials shall mean and include asbestos, flammable materials, explosives, radioactive substances, polychlorinated biphenyls, radioactive substances, other carcinogens, oil and other petroleum products, pollutants or contaminants that could be a detriment to the environment, and any other hazardous or toxic materials, wastes, or substances which are defined, determined or identified as such in any past, present or future federal, state or local laws, rules, codes or regulations, or any judicial or administrative interpretation of such laws, rules, codes or regulations.

Improvements as defined in Section 1.3.

Indemnified Party as defined in Section 9.16.

Indemnitors as defined in Section 3.1.5.

Initial Term as defined in Section 2.2.

Investment shall mean the acquisition of any real or tangible personal property or of any stock or other security, any loan, advance, bank deposit, money market fund, contribution to capital, extension of credit (except for accounts receivable arising in the ordinary course of business and payable in accordance with customary terms) , or purchase or commitment or option to purchase or otherwise acquire real estate or tangible personal property or stock or other securities of any party or any part of the business or assets comprising such business, or any part thereof.

Kendallville Improvements as defined in Section 1.3.2.

Kendallville Land as defined in Section 1.3.2.

Kendallville Property as defined in Section 1.3.2.

Land as defined in Section 1.3.

Legal Requirements shall mean all applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, but not limited to, those applicable to zoning, subdivision, building, health, fire, safety, sanitation, the protection of the handicapped, and environmental matters and shall also include all orders and directives of any court, governmental agency or authority having or claiming jurisdiction with respect thereto.

Lenders as defined in the Preamble.

Lenders’ Consultants as defined in Section 5.1.

Licenses and Permits shall mean all licenses, permits, authorizations and agreements issued by or agreed to by any governmental authority, or by a private party pursuant to a Permitted Title Exception, and including, but not limited to, building permits, occupancy permits and such special permits, variances and other relief as may be required pursuant to Legal Requirements which may be applicable to the Property or the Property.

Liquidation Proceeds.  Amounts received by the Agent and/or the Lenders in the exercise of the rights and remedies under the Loan Documents (including, but not limited to, all rents, profits and other proceeds received by the Agent and/or the Lenders from the operation of the Property or the liquidation of any Collateral, but not including any amount bid at a foreclosure sale by or on behalf of the Agent or otherwise credited to the Borrower in, any deed-in-lieu of foreclosure or similar transaction).

Loan and Loans as defined in Section 1.4.

Loan Agreement as defined in the Preamble.

Loan Documents as defined in Section 3.2.

Loan Amount as defined in Section 2.1.

Loan To Value Ratio or LTV Ratio as defined in Section 9.18.1.

MAI shall mean Member of the Appraisers Institute.

Major Lease shall mean a lease(s) for a Property (or a portion thereof) with each Major Tenant.

Major Tenant shall mean each tenant in a Property.

Majority Lenders.  As of any date, the Lenders holding at least Sixty-six and two thirds (66 2/3%) of the outstanding principal amount of the Note on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute at least Sixty-six and two thirds percent (66 2/3%) of the Total Commitment.

Make Whole Provision.  As defined in the Note.

Maturity shall mean the Maturity Date, or, if the Maturity Date has been extended pursuant to the provisions of the Loan Agreement, the Extended Maturity Date, or in any instance, upon acceleration of the Loan, if the Loan has been accelerated by Agent upon an Event of Default.

Maturity Date as defined in Section 2.2.

Milwaukee Improvements as defined in Section 1.3.1.

Milwaukee Land as defined in Section 1.3.1.

Milwaukee Property as defined in Section 1.3.1.

Mortgage as defined in Section 3.1.1.

NED Investors as defined in Section 9.6.8.

Net Operating Income as defined in Section 9.19.1(iv).

Note.  Collectively, the Note(s) payable to each of the Lenders in the aggregate principal amount of THREE HUNDRED MILLION DOLLARS ($300,000,000.00), as same may be hereafter amended and/or restated.

Obligations as defined in Section 3.1

Operating Expenses as defined in Section 9.19.1(v).

Original Appraisal as defined in Section 9.18.1.

Permitted Additional Debt as defined in Section 9.6.4.

Permitted Distributions as defined in Section 9.7.2.

Permitted Title Exceptions as defined in Exhibit B to the Mortgage.

Permitted Transactions as defined in Section 9.6.2.

Permitted Transfers as defined in Section 9.6.3.

Property as defined in Section 1.3.

Property Costs shall mean all amounts paid or payable in connection with owning, developing, leasing, operating, maintaining, repairing, restoring, and managing a Property including, without limitation, all other costs of construction, tenant inducements, leasing commissions, advertising, interest, taxes, insurance, fees for architects, engineers, lawyers, accountants and consultants, carrying costs, loan fees and other expenses of owning, developing and operating a Property (other than the balance of principal on the Loan due at Maturity).

Register as defined in Section 15.15.3.

Repair Work as defined in Section 14.1.

Reportable Event as defined in Section 8.12.

Required Equity Contribution as defined in Section 6.2.

Registered Land Surveyor shall mean a land surveyor or engineer licensed as such in the jurisdiction where the Property is situated.

SAgE as defined in Section 1.2.

Security as defined in Section 3.1.

Security Documents as defined in Section 3.2.

SNDA Agreement as defined in Section 9.17.4.

Statement as defined in Section 15.17.

STAG III as defined in Section 1.2.

Surveyor and Survey Plan each as defined in Section 1.3.

Total Commitment.  The sum of the Commitments of the Lenders, as in effect from time to time.

UCC means the Uniform Commercial Code in effect in the Commonwealth of Massachusetts and the jurisdiction where the Property is situated.

Updated Appraisal as defined in Section 9.18.2.

Variable Rate.  As defined in the Note.

Yield Maintenance Prepayment Fee.   As defined in the Note.

EXHIBIT B TO LOAN AGREEMENT

OWNERSHIP INTERESTS AND

TAXPAYER IDENTIFICATION NUMBERS

EXHIBIT C TO LOAN AGREEMENT

AUTHORIZED REPRESENTATIVES

Benjamin S. Butcher

EXHIBIT D TO LOAN AGREEMENT

REQUIRED PROPERTY, HAZARD AND OTHER INSURANCE

Borrower shall at all times provide and maintain the following insurance coverages with respect to each Property and the Collateral issued by companies qualified to do business in the jurisdiction where the applicable Property is located, having a Best’s Rating of not less than A-VIII and otherwise acceptable to Agent in its sole discretion:

(i)                                                     physical insurance on an all-risk basis without exception (including, without limitation, flood required if property is in a “Special Flood Hazard Area” A or V), vandalism and malicious mischief, earthquake, collapse, boiler explosion, sprinkler coverage, cost of demolition, increased costs of construction and the value of the undamaged portion of the building and soft costs coverage) covering all the real estate, fixtures and personal property to the extent of the full insurable value thereof, on a builder’s risk nonreporting form prior to completion and occupancy to Occupy Endorsement, having replacement cost and agreed amount endorsements (with deductibles not in excess of 1% of insurable value);

(ii)                                                  rent loss or business interruption insurance in an amount equal to one year’s projected rentals or gross revenues;

(iii)                                               public liability insurance, with underlying and umbrella coverages totaling not less than $1,000,000.00 per occurrence and $5,000,000.00 in the aggregate or such other amounts as may be determined by Agent from time to time;

(iv)                                              automobile liability insurance (including nonowned automobile) with a coverage of $1,000,000 per occurrence during construction;

(v)                                                 worker’s compensation, employer’s liability and other insurance required by law;

(vi)                                              errors and omissions or similar coverages from the Architect and consulting engineers in limits and written by companies satisfactory to Agent; and

(vii)                                           such other insurance coverages in such amounts as Agent may request consistent with the customary practices of prudent developers and owners of similar properties.

An actual insurance policy or certified copy thereof, or a binder, certificate of insurance, or other evidence of property coverage in the form of Acord 27 (Evidence of Property Coverage), Acord 25 (Certificate of Insurance), or a 30-day binder in form acceptable to Agent with an unconditional undertaking to deliver the policy or a certified copy within thirty (30) days, shall be delivered at closing of the Loan and prior to the first Loan.

Flood insurance shall be provided if the property or the collateral is located in a flood prone, flood risk or flood hazard area as designated pursuant to the Federal Flood Disaster Protection Act of 1973, as amended, and the Regulations thereunder, or if otherwise reasonably required by Agent.

Agent, on behalf of the Lenders, shall be named as first mortgagee on policies of all risk-type insurance on the Property, as loss payee on the Collateral and its contents, and as first mortgagee on rent-loss or business interruption coverages related thereto.

Except with respect to public liability insurance, as to which Agent, on behalf of the Lenders, shall be named as an additional insured with respect to the Property or the Collateral, all other required insurance coverages shall have a so-called “Mortgagee’s endorsement” or “Agent’s loss-payable endorsement” which shall provide in substance as follows:

A.                                                             Loss or damage, if any, under the policy shall be paid to Agent and its successors and assigns (“Agent”) in whatever form or capacity its interest may appear and whether said interest be vested in said Agent in its individual or in its disclosed or undisclosed fiduciary or representative capacity, or otherwise, or vested in a nominee or trustee of said Agent.

B.                                                             The insurance under the policy, or under any rider or endorsement attached thereto, as to the interest only of Agent, its successors and assigns, shall not be invalidated nor suspended:

(a)      by any error, omission or change respecting the ownership, description, possession or location of the subject of the insurance or the interests therein or the title thereto; or

(b)      by the commencement of foreclosure or similar proceedings or the giving of notice of sale of any of the property covered by the policy by virtue of any mortgage, deed of trust, or security interest; or

(c)       by any breach of warranty, act, omission, neglect, or noncompliance with any provisions of the policy by the named insured, or any one else, whether before or after a loss, which under the provisions of the policy of insurance, would invalidate or suspend the insurance as to the named insured, excluding, however, any acts or omissions of Agent while exercising active control and management of the insured property.

C.                                                             Insurer shall provide Agent and each of the Lenders with not less than thirty (30) days, prior written notice of cancellation of the policy (for non-payment or any other reason) or of the non-renewal thereof.

D.                                                             The insurer reserves the right to cancel the policy at any time, but only as provided by its terms.  However, in such case this policy shall continue in force for the benefit of Agent for thirty (30) days after written notice of such cancellation is received by Agent and shall then cease.

E.                                                              Should legal title to and beneficial ownership of any of the property covered under the policy become vested in Agent or its agents, successors or assigns, insurance under the policy shall continue for the term thereof for the benefit of Agent.

F.                                                               All notices herein provided to be given by the insurer to Agent in connection with this policy and Agent’s loss payable endorsement shall be mailed to or delivered to Agent by certified or registered mail, return receipt requested, as follows:

Anglo Irish Bank Corporation plc, as Agent

265 Franklin Street

Boston, MA  02110

EXHIBIT E TO LOAN AGREEMENT

FORM OF ASSIGNMENT AND ACCEPTANCE

Dated: as of

Reference is made to the Loan Agreement dated as of August 11, 2006 (the “Loan Agreement”), among STAG III ALBION, LLC and other affiliates which may be joined to the Loan Agreement (“Borrower”) and ANGLO IRISH BANK CORPORATION PLC, as Administrative Agent and the Lenders identified therein.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

                                                                      (the “Assignor”) and                                      (the “Assignee”) agree as follows:

1.                                      The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a                              (        %) interest in and to all of the Assignor’s rights and obligations under the Loan Documents as of the Effective Date (as hereinafter defined).  The amount of the Assignor’s Commitment being purchased by and assigned to the Assignee as of the Effective Date is $                            .

2.                                      The Assignor (i) represents that as of the date hereof, its Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) is                  and the outstanding balance of the Loan owing to the Assignor under the Note held by the Assignor (unreduced by any assignments thereof which have not yet become effective) is $                    ; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim, that it is legally authorized to enter into this Assignment and Acceptance, and it has no knowledge of the occurrence of an Event of Default under the Loan Agreement; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, Guarantor, or any other person which may be primarily or secondarily liable in respect of any of the Obligations or any of their obligations, or the performance or observance by the Borrower, Guarantor, or any other person primarily or secondarily liable in respect of any of the obligations under any of the Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) requests that the Administrative Agent reflect on the Register maintained by the Administrative Agent the assignment to the Assignee of that portion of the Assignor’s Commitment as set forth herein.

3.                                      The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Documents, together with copies of the most recent financial statements of the Borrower and the Guarantor delivered pursuant to the Loan Agreement and such other documents and information as the Assignee has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers as are expressly delegated to or conferred upon the Administrative Agent as agent by the terms of the Loan Documents together with such other powers as are reasonably incidental thereto; (vi) agrees that it will perform all the obligations which by the terms of the Loan Documents are required to be performed by the Assignee as a Lender in accordance with the terms of the Loan Documents; and (vii) specifies as to its address for notices the office set forth beneath its name on the signature page hereof.

4.                                      The effective date for this Assignment and Acceptance shall be                                   ,                    (the “Effective Date”).  Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording in the Register by the Administrative Agent.

5.                                      Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Loan Documents assigned hereunder relinquish its future rights and be released from its future obligations under the Loan Documents but shall remain liable for all obligations which arose prior to such assignment.

6.                                      Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the rights and obligations assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee.  The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Administrative Agent or with respect to the making of this assignment directly between themselves.

7.                                      THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

“Assignor”

By:

Title:

“Assignee”

By:

Title:

Notice Address:

Telephone No.:
Telecopier No.:

EXHIBIT F TO LOAN AGREEMENT

Lender	Commitment	Commitment Percentage
Anglo Irish Bank Corporation plc	$300,000,000.00	100%

EXHIBIT G TO LOAN AGREEMENT

(Form of Note)

JOINDER TO LOAN AGREEMENT,

MODIFICATION TO SENIOR LOAN AGREEMENT, and

THIRD MODIFICATION TO BRIDGE LOAN AGREEMENT

This Joinder to Loan Agreement, Modification Senior Loan Agreement and Third Modification to Bridge Loan Agreement (this “Joinder”) is made this 20th day of December, 2007, by and among:

(i) STAG III DANVILLE, LLC, a Delaware limited liability company (hereinafter, “New Borrower”); (ii) STAG III ALBION, LLC, STAG III MASON, LLC, STAG III ST. LOUIS, LLC, STAG III POMFRET, LLC, STAG III TAVARES, LLC, STAG III STREAMWOOD, LLC, STAG III DAYTONA BEACH, LLC, STAG III MALDEN, LLC,  STAG III GREAT BEND, LLC, STAG III MILWAUKEE, LLC, STAG III YOUNGSTOWN, LLC, STAG III ROUND ROCK, L.P., STAG III CHESTERFIELD, LLC, STAG III ARLINGTON, L.P., STAG III FARMINGTON, LLC, STAG III CINCINNATI, LLC, STAG III APPLETON, LLC, STAG III JEFFERSON, LLC, STAG III ELKHART, LLC, STAG III HOLLAND 2, LLC, STAG III FAIRFIELD, LLC, STAG III MAYVILLE, LLC, STAG III MILWAUKEE 2, LLC, STAG III JACKSON, LLC, STAG III MARYLAND BORROWER, LLC, STAG III POCATELLO, LLC, STAG III CANTON, LLC, STAG III RAPID CITY, LLC, STAG III AMESBURY, LLC, STAG III HOLLAND, LLC, STAG III SERGEANT BLUFF, LLC, STAG III LEWISTON, LLC, STAG III PENSACOLA, LLC, STAG III BOARDMAN, LLC, STAG III NEWARK, LLC, STAG III TWINSBURG, LLC, and STAG III DAYTON, LLC all Delaware limited liability companies or Delaware limited partnerships (collectively referred to as the “Existing Borrower”, and, together with New Borrower, collectively, “Borrower”), all having principal executive offices at c/o STAG Capital Partners, 99 Chauncy Street, 10th Floor, Boston, Massachusetts 02111 and

(iii) ANGLO IRISH BANK CORPORATION PLC, with offices at 265 Franklin Street, 19th Floor, Boston, Massachusetts 02110, as agent (in such capacity, the “Agent”) for its own benefit and the benefit of the other lenders;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

A.            Reference is made to a certain Loan Agreement dated as of August 11, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Senior Loan Agreement”) and a certain Bridge Loan Agreement dated as of August 11, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Bridge Loan Agreement”), by and among (i) Existing Borrower, (ii) the Agent, and (iii) the Lenders party thereto (the “Lenders”).  All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Senior Loan Agreement and the Bridge Loan Agreement.

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B.            The New Borrower desires to become a party to, and to be bound by the terms of, the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing Borrower thereunder.

C.            Pursuant to the terms of the Senior Loan Agreement and the Bridge Loan Agreement, in order for the New Borrower to become party to the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents as provided herein, the New Borrower and the Existing Borrower are required to execute this Joinder.

D.            Borrower has requested that Lender permit a Mezzanine Loan (as defined below) by NED SAgE IV LLC, a Delaware limited liability company (“NED”) to STAG Investments Holdings III, LLC (“Holdings”) in the amount of $20,000,000.00 and, in furtherance thereof, to make certain modifications, among other items, to the constituent ownership structure of New Borrower and additional Borrowers hereafter joined to the Senior and Bridge Loans.  Lender has agreed to the foregoing, subject to the agreements, terms and conditions set forth in this Joinder.

E.             The term “Mezzanine Loan” as used herein shall mean the loan or loans evidenced by that certain Mezzanine Loan Agreement dated as of December 18, 2007 by and between NED and Holdings (the “Mezzanine Loan Agreement”) as evidenced by a Promissory Note in the amount of $20,000,000.00 (the “Mezzanine Note”) of Holdings in favor of NED and secured by a Pledge and Security Agreement (the “Pledge”) by Holdings in favor of NED of its interests in SAgE IV Aggregation, LLC, a Delaware limited liability company (“SAgE IV”).  The term “Mezzanine Loan Documents” shall mean the Mezzanine Loan Agreement, Mezzanine Note and the Pledge.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Joinder and Assumption of Obligations.  Effective as of the date of this Joinder, the New Borrower hereby acknowledges that the New Borrower has received and reviewed a copy of the Senior Loan Agreement and the Bridge Loan Agreement, and acknowledges and agrees to:

(a)                                  join in the execution of, and become a party to, the Senior Loan Agreement and the Bridge Loan Agreement as a Borrower thereunder, as indicated with its signature below;

(b)                                 be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of the Existing Borrower under the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents, in each case, with the same force and effect as if such New Borrower was a signatory to the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents and was expressly named as a Borrower therein; and

(c)                                  assume all rights and interests and perform all applicable duties and Obligations of the Existing Borrower under the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents.

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2.                                       Representations, Warranties and Covenants.  The New Borrower hereby makes all representations, warranties, and covenants set forth in the Senior Loan Agreement and the Bridge Loan Agreement as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date).  To the extent that any changes in any representations, warranties, and covenants require any amendments to the schedules to the Senior Loan Agreement or the Bridge Loan Agreement, such schedules are hereby updated, as evidenced by any supplemental schedules (if any) annexed to this Joinder.

3.                                       Danville, Kentucky Property.  New Borrower will be utilizing loan proceeds advanced under the Senior Loan Agreement and the Bridge Loan Agreement to acquire a parcel of land (the “Danville Land”) located at 1355 Lebanon Road, Danville, Boyle County, Kentucky, more particularly described in the Mortgage to be granted by New Borrower.  The Danville Land is presently improved by a manufacturing, warehouse, and light assembly facility containing an aggregate of approximately 766,185 square feet, with related parking and improvements (the “Danville Improvements”).  The Danville Land and the Danville Improvements are collectively called the “Danville Property”, with the Danville Land being “Land” under the Senior Loan Agreement and the Bridge Loan Agreement, the Danville Improvements being “Improvements” under the Senior Loan Agreement and the Bridge Loan Agreement, and the Danville Property being a “Property” under the Senior Loan Agreement and the Bridge Loan Agreement.

4.                                       LaGrange, Georgia Property  New Borrower will be utilizing loan proceeds advanced under the Senior Loan Agreement and the Bridge Loan Agreement to acquire a parcel of land (the “LaGrange Land”) located at 1707 Shorewood Drive, LaGrange, Troup County, Georgia, more particularly described in the Mortgage to be granted by New Borrower.  The LaGrange Land is presently improved by a manufacturing facility containing an aggregate of approximately 239,537 square feet, with related parking and improvements (the “LaGrange Improvements”).  The LaGrange Land and the LaGrange Improvements are collectively called the “LaGrange Property”, with the LaGrange Land being “Land” under the Senior Loan Agreement and the Bridge Loan Agreement, the LaGrange Improvements being “Improvements” under the Senior Loan Agreement and the Bridge Loan Agreement, and the LaGrange Property being a “Property” under the Senior Loan Agreement and the Bridge Loan Agreement.

5.                                       Required Equity Contribution.  Sections 6.2 of the Senior Loan Agreement and the Bridge Loan Agreement are hereby modified to provide that the Borrower’s Required Equity Contribution may be made by way of proceeds of the Mezzanine Loan.

6.                                       Other Liens.  Sections 7.6 of the Senior Loan Agreement and the Bridge Loan Agreement are hereby deleted and replaced with the following:  “No Other Liens; Taxes and Municipal Charges Current.  The Collateral shall not be subject to any liens or encumbrances, whether inferior or superior to the Loan Documents or the Security Documents, except in respect of: (i) real estate taxes and personal property taxes not yet due and payable; (ii) Permitted Title Exceptions, if any and (iii) the Pledge.  All real estate taxes, personal property taxes and other municipal charges relating to any of the Collateral shall be current.”

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7.                                       Ownership of future Borrowers.  Sections 8.10.2 and Exhibit B of the Senior Loan Agreement and the Bridge Loan Agreement are hereby modified to provide that SAgE IV is permitted to be an owner of 100% of the interests in New Borrower and in additional Borrowers hereafter to be joined to the Loan transaction.

8.                                       Permitted Transfers.  Sections 9.6.3 of the Senior Loan Agreement and the Bridge Loan Agreement are hereby modified by adding an additional subsection “ix” and “viii” respectively, as follows:  “an NED Transfer pursuant to the Mezzanine Loan Documents”.

9.                                       Permitted Additional Debt.  Sections 9.6.4 of the Senior Loan Agreement and the Bridge Loan Agreement are hereby modified by adding an additional subsection “v” at the end thereof as follows:  “the Mezzanine Loan.”

10.                                 Name Change.  Borrower (including any future Borrowers) is hereby permitted to change the name of the entities owned by SAgE IV by deleting in such names the roman numerals “III” and replacing with the roman numerals “IV”; provided however, that evidence of such name changes be provided within five (5) days to Agent and subject to such further name change evidences on other documentation as Agent may require.

11.                                 Maturity Date of Bridge Loan.  From and after the effective date of this Joinder, it is agreed by and among the Agent, Lender and Borrower that the Maturity Date of the Bridge Loan as defined in Section 2.2 of the Bridge Loan Agreement is hereby March 31, 2008, and wherever stated in the Loan Documents, the Maturity Date of the Bridge Loan is March 31, 2008.

12.                                 Ratification of Loan Documents.  Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Senior Loan Agreement and the Bridge Loan Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any obligors thereon or collateral security therefor.

13.                                 Conditions Precedent to Effectiveness.  This Joinder shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Agent:

(a)                                  This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and in form and substance reasonably satisfactory to the Agent.

(b)                                 All action on the part of the Borrower and each other party necessary for the valid execution, delivery and performance by the Borrower of this Joinder and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

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(c)                                  All due diligence items required under the Senior Loan Agreement and the Bridge Loan Agreement with respect to the New Property have been delivered to the Agent.

(d)                                 The Borrower shall have delivered the following to the Agent, in form and substance reasonably satisfactory to the Agent:

(i)                                     A Certificate of Legal Existence and Good Standing issued by the Secretary of the State of the incorporation or organization of New Borrower.

(ii)                                  A certificate of an authorized officer relating to the organization and existence of such party, the authorization of the transactions contemplated by the Loan Documents and this Joinder, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents and this Joinder, together with true and accurate copies of all organizational documents.

(iii)                               Execution and delivery by the New Borrower of the following Loan Documents:

a)                                      Joinder to the Promissory Note;

b)                                     The Security Documents required under Section 3.1 of the Senior Loan Agreement and the Bridge Loan Agreement;

c)                                      Such other applicable documents and agreements required by the Agent.

(e)                                  The Agent shall have received a written legal opinion of the Borrower’s counsel addressed to the Agent and the other Lenders, covering such matters relating to the Borrower, the Loan Documents and/or the transactions contemplated thereby as the Agent shall reasonably request.

(f)                                    All fees and expenses incurred by the Agent in connection with the preparation and negotiation of this Joinder and related documents (including the reasonable fees and expenses of counsel to the Agent) shall have been paid in full.

(g)                                 No Default or Event of Default shall have occurred and be continuing.

(h)                                 The Borrower shall have executed and delivered to the Agent such additional documents, instruments, and agreements as the Agent may reasonably request.

(i)                                     The Borrower shall have paid a Bridge Loan Extension fee of $65,000.00 to Lender.

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14.                                 Miscellaneous.

(a)                                  This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)                                 This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)                                  Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

(d)                                 The Borrower shall pay all fees and expenses of the Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Joinder in accordance with the terms of the Senior Loan Agreement and the Bridge Loan Agreement.

(e)                                  The New Borrower warrants and represents that the New Borrower has consulted with independent legal counsel of its selection in connection with this Joinder and is not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Joinder.

(f)                                    THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

NEW BORROWER:

STAG III DANVILLE, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

AGENT AND LENDER:

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Matt Moran
Name:	Matt Moran
Title:	Chief Financial Officer

By:	/s/ Willie McAteer
Name:	Willie McAteer
Title:	Director

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Acknowledged and Agreed:

EXISTING BORROWERS:

STAG III ALBION, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MASON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III ST. LOUIS, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III POMFRET, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III TAVARES, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III STREAMWOOD, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

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STAG III DAYTONA BEACH, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MALDEN, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III GREAT BEND, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MILWAUKEE, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III YOUNGSTOWN, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III ROUND ROCK, L.P.

By: STAG Investments GP III, LLC, its sole general partner

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

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STAG III CHESTERFIELD, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III ARLINGTON, L.P.

By: STAG Investments GP III, LLC, its sole general partner

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III FARMINGTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III CINCINNATI, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III APPLETON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III JEFFERSON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

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STAG III ELKHART, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III HOLLAND 2, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III FAIRFIELD, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MAYVILLE, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MILWAUKEE 2, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III JACKSON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

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STAG III MARYLAND BORROWER, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III POCATELLO, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III CANTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III RAPID CITY, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III AMESBURY, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III HOLLAND, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

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STAG III SERGEANT BLUFF, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III LEWISTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III PENSACOLA, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III BOARDMAN, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III NEWARK, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III TWINSBURG, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III DAYTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

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Consented to and Agreed:

GUARANTOR:

STAG INVESTMENTS HOLDINGS III, LLC

BY:	/s/ Stephen C. Mecke
	Name:	Stephen C. Mecke
	Title:	Authorized Officer

14

JOINDER TO LOAN AGREEMENT,

SECOND MODIFICATION TO SENIOR LOAN AGREEMENT, and

FOURTH MODIFICATION TO BRIDGE LOAN AGREEMENT

This Joinder to Loan Agreement, Second Modification to Senior Loan Agreement and Fourth Modification to Bridge Loan Agreement (this “Joinder”) is made this 12th day of February, 2008, by and among:

STAG IV LEXINGTON, LLC, a Delaware limited liability company (hereinafter, “New Borrower”), with its principal executive offices at c/o STAG Capital Partners, 99 Chauncy Street, 10th Floor, Boston, Massachusetts 02111, Existing Borrower (as defined in Recital A below and, together with New Borrower, hereinafter collectively the “Borrower”); and

ANGLO IRISH BANK CORPORATION PLC, with offices at 265 Franklin Street, 19th Floor, Boston, Massachusetts 02110, as agent (in such capacity, the “Agent”) for its own benefit and the benefit of the other lenders;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

A.                                   Reference is made to a certain Loan Agreement dated as of August 11, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Senior Loan Agreement”) and a certain Bridge Loan Agreement dated as of August 11, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Bridge Loan Agreement”), by and among (i) STAG III ALBION, LLC, STAG III MASON, LLC, STAG III ST. LOUIS, LLC, STAG III POMFRET, LLC, STAG III TAVARES, LLC, STAG III STREAMWOOD, LLC, STAG III DAYTONA BEACH, LLC, STAG III MALDEN, LLC,  STAG III GREAT BEND, LLC, STAG III MILWAUKEE, LLC, STAG III YOUNGSTOWN, LLC, STAG III ROUND ROCK, L.P., STAG III CHESTERFIELD, LLC, STAG III ARLINGTON, L.P., STAG III FARMINGTON, LLC, STAG III CINCINNATI, LLC, STAG III APPLETON, LLC, STAG III JEFFERSON, LLC, STAG III ELKHART, LLC, STAG III HOLLAND 2, LLC, STAG III FAIRFIELD, LLC, STAG III MAYVILLE, LLC, STAG III MILWAUKEE 2, LLC, STAG III JACKSON, LLC, STAG III MARYLAND BORROWER, LLC, STAG III POCATELLO, LLC, STAG III CANTON, LLC, STAG III RAPID CITY, LLC, STAG III AMESBURY, LLC, STAG III HOLLAND, LLC, STAG III SERGEANT BLUFF, LLC, STAG III LEWISTON, LLC, STAG III PENSACOLA, LLC, STAG III BOARDMAN, LLC, STAG III NEWARK, LLC, STAG III TWINSBURG, LLC, STAG III DAYTON, LLC,  STAG III DANVILLE, LLC, STAG III SEVILLE, LLC, STAG III PITTSBURGH, LLC and STAG IV ALEXANDRIA, LLC all Delaware limited liability companies or Delaware limited partnerships, all having an address at c/o STAG Capital Partners, 99 Chauncy Street, 10th Floor, Boston, Massachusetts 02111, (collectively referred to as the “Existing Borrower”), (ii) the Agent, and (iii) the Lenders party thereto (the “Lenders”).  All capitalized terms used herein, and

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not otherwise defined herein, shall have the meanings assigned to such terms in the Senior Loan Agreement and the Bridge Loan Agreement.

B.                                     The New Borrower desires to become a party to, and to be bound by the terms of, the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing Borrower thereunder.

C.                                     Pursuant to the terms of the Senior Loan Agreement and the Bridge Loan Agreement, in order for the New Borrower to become party to the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents as provided herein, the New Borrower and the Existing Borrower are required to execute this Joinder.

D.                                    Borrower has requested that Lender permit a Second Mezzanine Loan (as defined below) by NED SAgE IV LLC, a Delaware limited liability company (“NED”) to STAG Investments Holdings III, LLC (“Holdings”) in the amount of $5,000,000.00 and, in furtherance thereof, to make certain modifications, among other items, to the constituent ownership structure of New Borrower and additional Borrowers hereafter joined to the Senior and Bridge Loans.  Lender has agreed to the foregoing, subject to the agreements, terms and conditions set forth in this Joinder.

E.                                      The term “Second Mezzanine Loan” as used herein shall mean the loan or loans evidenced by that certain Mezzanine Loan Agreement dated as of February 6, 2008 by and between NED and Holdings (the “Second Mezzanine Loan Agreement”) as evidenced by a Promissory Note in the amount of $5,000,000.00 (the “Second Mezzanine Note”) of Holdings in favor of NED and secured by a Pledge and Security Agreement (the “Second Pledge”) by Holdings in favor of NED of its interests in STAG IV Holdings, LLC, a Delaware limited liability company (“STAG IV”).  The term “Second Mezzanine Loan Documents” shall mean the Second Mezzanine Loan Agreement, Second Mezzanine Note and the Second Pledge.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Joinder and Assumption of Obligations.  Effective as of the date of this Joinder, the New Borrower hereby acknowledges that the New Borrower has received and reviewed a copy of the Senior Loan Agreement and the Bridge Loan Agreement, and acknowledges and agrees to:

(a)                                  join in the execution of, and become a party to, the Senior Loan Agreement and the Bridge Loan Agreement as a Borrower thereunder, as indicated with its signature below;

(b)                                 be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of the Existing Borrower under the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents, in each case, with the same force and effect as if such New Borrower was a signatory to the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents and was expressly named as a Borrower therein; and

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(c)                                  assume all rights and interests and perform all applicable duties and Obligations of the Existing Borrower under the Senior Loan Agreement and the Bridge Loan Agreement and the other Loan Documents.

2.                                       Representations, Warranties and Covenants.  The New Borrower hereby makes all representations, warranties, and covenants set forth in the Senior Loan Agreement and the Bridge Loan Agreement as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date).  To the extent that any changes in any representations, warranties, and covenants require any amendments to the schedules to the Senior Loan Agreement or the Bridge Loan Agreement, such schedules are hereby updated, as evidenced by any supplemental schedules (if any) annexed to this Joinder.

3.                                       Lexington, North Carolina Property.  New Borrower will be utilizing loan proceeds advanced under the Senior Loan Agreement and the Bridge Loan Agreement to acquire a parcel of land (the “Lexington Land”) located at 200 Woodside Drive, Lexington, Davidson County, North Carolina more particularly described in the Mortgage to be granted by New Borrower.  The Lexington Land is presently improved by a warehouse and distribution facilities containing an aggregate of approximately 201,886 +/- square feet, with related parking and improvements (the “Lexington Improvements”).  The Lexington Land and the Lexington Improvements are collectively called the “Lexington Property”, with the Lexington Land being “Land” under the Senior Loan Agreement and the Bridge Loan Agreement, the Lexington Improvements being “Improvements” under the Senior Loan Agreement and the Bridge Loan Agreement, and the Lexington Property being a “Property” under the Senior Loan Agreement and the Bridge Loan Agreement.

4.                                       Required Equity Contribution.  Sections 6.2 of the Senior Loan Agreement and the Bridge Loan Agreement are hereby modified to provide that the Borrower’s Required Equity Contribution may be made by way of proceeds of the Second Mezzanine Loan.

5.                                       Other Liens.  Sections 7.6 of the Senior Loan Agreement and the Bridge Loan Agreement are hereby deleted and replaced with the following:  “No Other Liens; Taxes and Municipal Charges Current.  The Collateral shall not be subject to any liens or encumbrances, whether inferior or superior to the Loan Documents or the Security Documents, except in respect of: (i) real estate taxes and personal property taxes not yet due and payable; (ii) Permitted Title Exceptions, if any; (iii) the Pledge; and (iv) the Second Pledge.  All real estate taxes, personal property taxes and other municipal charges relating to any of the Collateral shall be current.”

6.                                       Ratification of Loan Documents.  Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Senior Loan Agreement and the Bridge Loan Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any obligors thereon or collateral security therefor.

7.                                       Ownership of future Borrowers.  Sections 8.10.2 and Exhibit B of the Senior Loan Agreement and the Bridge Loan Agreement are hereby modified to provide that STAG

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IV Holdings, LLC is permitted to be an owner of 100% of the interests in New Borrower and in additional Borrowers hereafter to be joined to the Loan transaction.

8.                                       Permitted Transfers.  Section 9.6.3 (ix) of the Senior Loan Agreement and Section 9.6.3 (viii) of the Bridge Loan Agreement, respectively are hereby deleted and replaced as follows: “an NED Transfer pursuant to the Mezzanine Loan Documents and the Second Mezzanine Loan Documents”.

9.                                       Permitted Additional Debt.  Sections 9.6.4 (v) of the Senior Loan Agreement and the Bridge Loan Agreement are hereby deleted and replaced as follows:  “the Mezzanine Loan and the Second Mezzanine Loan.”

10.                                 Conditions Precedent to Effectiveness.  This Joinder shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Agent:

(a)                                  This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and in form and substance reasonably satisfactory to the Agent.

(b)                                 All action on the part of the Borrower and each other party necessary for the valid execution, delivery and performance by the Borrower of this Joinder and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(c)                                  All due diligence items required under the Senior Loan Agreement and the Bridge Loan Agreement with respect to the New Property have been delivered to the Agent.

(d)                                 The Borrower shall have delivered the following to the Agent, in form and substance reasonably satisfactory to the Agent:

(i)            A Certificate of Legal Existence and Good Standing issued by the Secretary of the State of the incorporation or organization of New Borrower.

(ii)           A certificate of an authorized officer relating to the organization and existence of such party, the authorization of the transactions contemplated by the Loan Documents and this Joinder, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents and this Joinder, together with true and accurate copies of all organizational documents.

(iii)          Execution and delivery by the New Borrower of the following Loan Documents:

a)                                      Joinder to the Promissory Note;

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b)                                     The Security Documents required under Section 3.1 of the Senior Loan Agreement and the Bridge Loan Agreement;

c)                                      Such other applicable documents and agreements required by the Agent.

(e)                                  The Agent shall have received a written legal opinion of the Borrower’s counsel addressed to the Agent and the other Lenders, covering such matters relating to the Borrower, the Loan Documents and/or the transactions contemplated thereby as the Agent shall reasonably request.

(f)                                    All fees and expenses incurred by the Agent in connection with the preparation and negotiation of this Joinder and related documents (including the reasonable fees and expenses of counsel to the Agent) shall have been paid in full.

(g)                                 No Default or Event of Default shall have occurred and be continuing.

(h)                                 The Borrower shall have executed and delivered to the Agent such additional documents, instruments, and agreements as the Agent may reasonably request.

11.                                 Miscellaneous.

(a)                                  This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)                                 This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)                                  Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

(d)                                 The Borrower shall pay all fees and expenses of the Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Joinder in accordance with the terms of the Senior Loan Agreement and the Bridge Loan Agreement.

(e)                                  The New Borrower warrants and represents that the New Borrower has consulted with independent legal counsel of its selection in connection with this Joinder and is not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Joinder.

(f)                                    THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF

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MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

NEW BORROWER:

STAG IV LEXINGTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

AGENT AND LENDER:

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Nicholas Lyons
Name:	Nicholas Lyons
Title:	Associate Director

By:	/s/ Kieran Dowling
Name:	Kieran Dowling
Title:	Director

7

Acknowledged and Agreed:

EXISTING BORROWERS:

STAG III ALBION, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MASON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III ST. LOUIS, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III POMFRET, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III TAVARES, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III STREAMWOOD, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

8

STAG III DAYTONA BEACH, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MALDEN, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III GREAT BEND, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MILWAUKEE, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III YOUNGSTOWN, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III ROUND ROCK, L.P.

By: STAG Investments GP III, LLC, its sole general partner

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

9

STAG III CHESTERFIELD, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III ARLINGTON, L.P.

By: STAG Investments GP III, LLC, its sole general partner

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III FARMINGTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III CINCINNATI, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III APPLETON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III JEFFERSON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

10

STAG III ELKHART, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III HOLLAND 2, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III FAIRFIELD, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MAYVILLE, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MILWAUKEE 2, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III JACKSON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III MARYLAND BORROWER, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

11

STAG III POCATELLO, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III CANTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III RAPID CITY, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III AMESBURY, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III HOLLAND, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III SERGEANT BLUFF, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III LEWISTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III PENSACOLA, LLC

By:	/s/ Stephen C. Mecke

12

Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III BOARDMAN, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III NEWARK, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III TWINSBURG, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III DAYTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

13

STAG III DANVILLE, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III SEVILLE, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III PITTSBURGH, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG IV ALEXANDRIA, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

14

Consented to and Agreed:

GUARANTOR:

STAG INVESTMENTS HOLDINGS III, LLC

BY:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

15

THIRD MODIFICATION TO SENIOR LOAN AGREEMENT,

EIGHTH MODIFICATION TO BRIDGE LOAN AGREEMENT and

AGREEMENT TO RELEASE PROPERTIES

This Third Modification to Senior Loan Agreement, Eighth Modification to Bridge Loan Agreement and Agreement to Release Properties (this “Agreement”) is made this 28th day of July, 2008 (the “Effective Date”), by and among STAG III ALBION, LLC, STAG III MASON, LLC, STAG III ST. LOUIS, LLC, STAG III POMFRET, LLC, STAG III TAVARES, LLC, STAG III STREAMWOOD, LLC, STAG III DAYTONA BEACH, LLC, STAG III MALDEN, LLC,  STAG III GREAT BEND, LLC, STAG III MILWAUKEE, LLC, STAG III YOUNGSTOWN, LLC, STAG III ROUND ROCK, L.P., STAG III CHESTERFIELD, LLC, STAG III ARLINGTON, L.P., STAG III FARMINGTON, LLC, STAG III CINCINNATI, LLC, STAG III APPLETON, LLC, STAG III JEFFERSON, LLC, STAG III ELKHART, LLC, STAG III HOLLAND 2, LLC, STAG III FAIRFIELD, LLC, STAG III MAYVILLE, LLC, STAG III MILWAUKEE 2, LLC, STAG III JACKSON, LLC, STAG III MARYLAND BORROWER, LLC, STAG III POCATELLO, LLC, STAG III CANTON, LLC, STAG III RAPID CITY, LLC, STAG III AMESBURY, LLC, STAG III HOLLAND, LLC, STAG III SERGEANT BLUFF, LLC, STAG III LEWISTON, LLC, STAG III PENSACOLA, LLC, STAG III BOARDMAN, LLC, STAG III NEWARK, LLC, STAG III TWINSBURG, LLC, STAG III DAYTON, LLC,  STAG IV DANVILLE, LLC (“Danville Borrower”), STAG IV SEVILLE, LLC (“Seville Borrower”), STAG IV PITTSBURGH, LLC (“Pittsburgh Borrower”),  STAG IV ALEXANDRIA, LLC (“Alexandria Borrower”), STAG IV LEXINGTON, LLC (“Lexington Borrower”), STAG IV PITTSBURGH 2, LLC (“Pittsburgh 2 Borrower”) and STAG IV WACO, L.P. (“Waco Borrower”) all Delaware limited liability companies or Delaware limited partnerships (each, a “Borrower” and collectively, the “Borrowers”) all having principal executive offices at c/o STAG Capital Partners, 99 Chauncy Street, 10th Floor, Boston, Massachusetts 02111 and ANGLO IRISH BANK CORPORATION PLC, with offices at 265 Franklin Street, 19th Floor, Boston, Massachusetts 02110, as agent (in such capacity, the “Agent”) for its own benefit and the benefit of the other lenders; in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

A.                                   Reference is made to a certain:

Loan Agreement dated as of August 11, 2006 as amended by that certain Joinder to Loan Agreement, Modification to Senior Loan Agreement and Third Modification to Bridge Loan Agreement dated December 20, 2007, as further amended by that certain Joinder to Loan Agreement, Second Modification to Senior Loan Agreement and Fourth Modification to Bridge Loan Agreement dated February 12, 2008 (and as amended, modified, supplemented, or restated and in effect from time to time, the “Senior Loan Agreement”) in the maximum aggregate amount of $300,000,000.00 (the “Senior Loan”) by and among Borrowers, Agent and the lenders party thereto (collectively the “Lender”) as

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further evidenced by that certain Promissory Note dated as of August 11, 2006 in the amount of the Senior Loan (the “Senior Note”);

and a certain;

Bridge Loan Agreement dated as of August 11, 2006, as amended by that certain Loan Modification Agreement dated June 6, 2007, as further amended by that certain Second Loan Modification Agreement dated July 1, 2007, as further amended by that certain Joinder to Loan Agreement, Modification to Senior Loan Agreement and Third Modification to Bridge Loan Agreement dated December 20, 2007, as further amended by that certain Joinder to Loan Agreement, Second Modification to Senior Loan Agreement and Fourth Modification to Bridge Loan Agreement dated February 12, 2008, as further amended by that certain Fifth Modification to Bridge Loan Agreement dated March 28, 2008, as further amended by that certain Sixth Modification to Bridge Loan Agreement dated May 15, 2008, as further amended by that certain Seventh Modification to Bridge Loan Agreement dated June 30, 2008  (as amended, modified, supplemented or restated and in effect from time to time, the “Bridge Loan Agreement”) in the maximum aggregate amount of $60,000,000.00 (the “Bridge Loan”), by and among Borrowers, the Agent and the Lender party thereto, as further evidenced by that certain Promissory Note dated as of August 11, 2006 in the amount of the Bridge Loan (the “Bridge Note”).

All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Senior Loan Agreement and the Bridge Loan Agreement.

B.                                     Borrowers have requested that Lender release the Alexandria Borrower, Pittsburgh Borrower, Lexington Borrower, Seville Borrower, Danville Borrower, Pittsburgh 2 Borrower and Waco Borrower (collectively, the “Release Borrowers”) from their obligations under the Senior Loan Agreement and under the Bridge Loan Agreement; and release the respective properties owned by them and further described on Exhibit A attached hereto (collectively, the “Release Properties”) from the lien of any security documents of the Agent and Lender with respect thereto (the “Release Security Documents”, also identified on Exhibit A). The term “Remaining Borrowers” as used in this Agreement shall mean all of the Borrowers as defined in the initial paragraph to this Agreement, extracting from the list those Borrowers who have been defined herein as Release Borrowers.

C.                                     Lender has agreed to release the Release Borrowers from their obligations under the Senior Loan and the Bridge Loan and the Release Properties from the lien of Lender’s security interests, subject to the agreements, terms and conditions set forth in this Agreement.

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NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Senior Loan Principal  Payment.   On or before the Effective Date, Borrowers shall make a payment in the amount of $47,020,009.00 to be applied in reduction of the principal balance on the Senior Loan.

2.                                       Maximum Aggregate Senior Loan Amount.  Notwithstanding anything in the Senior Loan Agreement to the contrary, the maximum aggregate amount of the Senior Loan is hereby $206,692,502.00.

3.                                       Bridge Loan Principal  Payment.   On or before the Effective Date, Borrowers shall make a payment in the amount of $9,404,004.00 to be applied in reduction of the principal balance on the Bridge Loan.

4.                                       Maximum Aggregate Bridge Loan Amount.  Notwithstanding anything in the Bridge  Loan Agreement to the contrary, the maximum aggregate amount of the Bridge Loan is hereby $41,898,738.00.

5.                                       Maturity Date of the Bridge Loan. From and after the Effective Date, it is agreed by and among the Agent, Lender and Borrower that the Maturity Date of the Bridge Loan as defined in Section 2.2 of the Bridge Loan Agreement is hereby amended to be August 11, 2009, and wherever stated in the Loan Documents, the Maturity Date of the Bridge Loan is August 11, 2009.

6.                                       Amendment to Bridge Note.  The definition of the term “Spread” at Section 5.13 of the Bridge Note is hereby deleted and replaced with the following:

“The term “Spread” shall mean four hundred (400) basis points.”

7.                                       Amendment to Senior Loan Agreement.  Section 9.19.1(iii) of the Senior Loan Agreement is hereby deleted and replaced with the following:

“Debt Service Coverage” shall mean the ratio for the Calculation Period of:  (A) Net Operating Income (in each instance calculated in the aggregate with respect to each Property which is Collateral) to (B) aggregate Debt Service on the Loan.”

8.                                       Release of Release  Borrowers.  As of the Effective Date, the Release Borrowers are hereby released as Borrowers and loan parties pursuant to the Senior Loan Agreement and Bridge Loan Agreement and are hereby released from their obligations arising under the Release Security Documents. The mortgage lien of the Agent with respect to the Release Properties shall terminate as of the Effective Date.  Agent shall execute such  documents and instruments (including UCC-3 financing statements) to effectuate this release and termination.

9.                                       Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the Effective Date at such time when all of the following conditions are satisfied:

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(a)                                  All action on the part of each Borrower and each other party necessary for the valid execution, delivery and performance by each Borrower of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(b)                                 STAG Investments Holdings III, LLC shall have executed a Consent to this Agreement (signature page following Lender and Borrowers’ signature pages hereto).

(c)                                  With respect to the Senior Loan, Steven R. Karp and Steven S. Fischman shall have executed a $5,000,000.00 Guaranty in form acceptable to the Lender effective as of the Effective Date, such Guaranty to be released when the conditions set forth therein are satisfied.

(d)                                 With respect to the Bridge Loan, Steven R. Karp and Steven S. Fischman shall have executed an Amended and Restated Guaranty in form acceptable to the Lender effective as of the Effective Date.

(e)                                  The Agent shall have received such executed resolutions, secretary’s certificates and certificates of legal existence as the Agent may reasonably specify all in form and substance reasonably satisfactory to the Agent and its counsel.

(f)                                    The Agent shall have received a written legal opinion of the Borrowers’ and Guarantors’ counsel addressed to the Agent and the Lender, covering such matters relating to the Borrowers, Guarantors, the Loan Documents and/or the transactions contemplated thereby as the Agent shall reasonably request.

(g)                                 The Borrowers shall have paid an arrangement fee in respect of the Bridge Loan maturity date extension in the amount of $104,747.00.

(h)                                 All fees and expenses incurred by the Agent in connection with the preparation and negotiation of this Agreement and related documents (including the reasonable fees and expenses of counsel to the Agent) shall have been paid in full.

(i)                                     No Event of Default shall have occurred and be continuing.

(j)                                     The Borrowers shall have executed and delivered to the Agent such additional documents, instruments, and agreements as the Agent may reasonably request.

10.                                 Other Provisions.

(a)                                  The Remaining Borrowers hereby ratify, confirm, and reaffirm all of the terms and conditions of the Senior Loan Agreement and the Bridge Loan Agreement, and all of the other documents, instruments, and agreements evidencing the Senior Loan and the Bridge Loan including, without limitation, the Senior Note and the Bridge Note.  The Remaining Borrowers further acknowledge and agree

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that all of the terms and conditions of the Senior Loan arrangement and Bridge Loan arrangement shall remain in full force and effect except as expressly provided in this Agreement.  No novation of the indebtedness evidenced by the Senior Note, Bridge Note, Senior Loan Agreement, Bridge Loan Agreement any other loan document pertaining to the foregoing shall occur as a result of the execution of this Agreement.

(b)                                 To the extent any Defaults or Events of Default are existing as of the date hereof, the Agent hereby  expressly reserves all of its rights and remedies in connection therewith, and the execution of this Agreement shall not be deemed a waiver of any such Default or Event of Default nor a waiver of any of the Agent’s rights and remedies in connection therewith.

(c)                                  Except as specifically amended by this Agreement and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Senior Loan Agreement and the Bridge Loan Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any obligors thereon or collateral security therefor, other than the Release Borrowers and the Release Properties named herein.

(d)                                 The Borrowers acknowledge, confirm and agree that they have no offsets, defenses, claims or counterclaims against the Agent or Lender with respect to any of the Borrowers’ liabilities and obligations to the Lender under the Senior Loan arrangement and the Bridge Loan arrangement, and to the extent that the Borrowers have any such claims under the foregoing loan arrangements, the Borrowers affirmatively WAIVE and RENOUNCE such claims as of the Effective Date.

(e)                                  Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(f)                                    This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

(g)                                 Each Loan Agreement, as amended by this Agreement, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written communications.

(h)                                 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF

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MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

BORROWERS:

STAG III ALBION, LLC		STAG III MALDEN, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III MASON, LLC		STAG III GREAT BEND, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III ST. LOUIS, LLC		STAG III MILWAUKEE, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III POMFRET, LLC		STAG III YOUNGSTOWN, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III TAVARES, LLC		STAG III ROUND ROCK, L.P.

By:	/s/ Stephen C. Mecke	By: STAG Investments GP III, LLC, its sole general partner
Name: Stephen C. Mecke
Title: Authorized Officer		By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
STAG III STREAMWOOD, LLC		Title: Authorized Officer

By:	/s/ Stephen C. Mecke	STAG III CHESTERFIELD, LLC
Name: Stephen C. Mecke
Title: Authorized Officer		By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
STAG III DAYTONA BEACH, LLC		Title: Authorized Officer

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

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STAG III ARLINGTON, L.P.		STAG III FAIRFIELD, LLC

By: STAG Investments GP III, LLC, its sole general partner		By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
By:	/s/ Stephen C. Mecke	Title: Authorized Officer
Name: Stephen C. Mecke
Title: Authorized Officer		STAG III MAYVILLE, LLC

STAG III FARMINGTON, LLC		By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
By:	/s/ Stephen C. Mecke	Title: Authorized Officer
Name: Stephen C. Mecke
Title: Authorized Officer		STAG III MILWAUKEE 2, LLC

STAG III CINCINNATI, LLC		By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
By:	/s/ Stephen C. Mecke	Title: Authorized Officer
Name: Stephen C. Mecke
Title: Authorized Officer		STAG III JACKSON, LLC

STAG III APPLETON, LLC		By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
By:	/s/ Stephen C. Mecke	Title: Authorized Officer
Name: Stephen C. Mecke
Title: Authorized Officer		STAG III MARYLAND BORROWER, LLC

STAG III JEFFERSON, LLC		By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
By:	/s/ Stephen C. Mecke	Title: Authorized Officer
Name: Stephen C. Mecke
Title: Authorized Officer		STAG III POCATELLO, LLC

STAG III ELKHART, LLC		By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
By:	/s/ Stephen C. Mecke	Title: Authorized Officer
Name: Stephen C. Mecke
Title: Authorized Officer		STAG III CANTON, LLC

STAG III HOLLAND 2, LLC		By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
By:	/s/ Stephen C. Mecke	Title: Authorized Officer
Name: Stephen C. Mecke
Title: Authorized Officer

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STAG III RAPID CITY, LLC		STAG III NEWARK, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III AMESBURY, LLC		STAG III TWINSBURG, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III HOLLAND, LLC		STAG III DAYTON, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III SERGEANT BLUFF, LLC		STAG IV DANVILLE, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III LEWISTON, LLC		STAG IV SEVILLE, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III PENSACOLA, LLC		STAG IV PITTSBURGH, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG III BOARDMAN, LLC		STAG IV ALEXANDRIA, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

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STAG IV LEXINGTON, LLC		STAG IV PITTSBURGH 2, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke		Name: Stephen C. Mecke
Title: Authorized Officer		Title: Authorized Officer

STAG IV WACO, L.P.

By STAG Investments GP IV, LLC, its general partner

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

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AGENT AND LENDER:

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Kieran Dowling
Name: Kieran Dowling
Title: Director

By:	/s/ Paul Stephens
Name: Paul Stephens
Title: Associate Director

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Kieran Dowling
Name: Kieran Dowling
Title: Director

By:	/s/ Paul Stephens
Name: Paul Stephens
Title: Associate Director

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Consented to and Agreed:

GUARANTOR:

STAG INVESTMENTS HOLDINGS III, LLC

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Authorized Officer

12

EXHIBIT A

Released Properties and Released Security Documents

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FOURTH MODIFICATION TO SENIOR LOAN AGREEMENT

This Fourth Modification to Senior Loan Agreement (this “Agreement”) is made as of this 31st day of January, 2009 (the “Effective Date”), by and among STAG III ALBION, LLC, STAG III MASON, LLC, STAG III ST. LOUIS, LLC, STAG III POMFRET, LLC, STAG III TAVARES, LLC, STAG III STREAMWOOD, LLC, STAG III DAYTONA BEACH, LLC, STAG III MALDEN, LLC,  STAG III GREAT BEND, LLC, STAG III MILWAUKEE, LLC, STAG III YOUNGSTOWN, LLC, STAG III ROUND ROCK, L.P., STAG III CHESTERFIELD, LLC, STAG III ARLINGTON, L.P., STAG III FARMINGTON, LLC, STAG III CINCINNATI, LLC, STAG III APPLETON, LLC, STAG III JEFFERSON, LLC, STAG III ELKHART, LLC, STAG III HOLLAND 2, LLC, STAG III FAIRFIELD, LLC, STAG III MAYVILLE, LLC, STAG III MILWAUKEE 2, LLC, STAG III JACKSON, LLC, STAG III MARYLAND BORROWER, LLC, STAG III POCATELLO, LLC, STAG III CANTON, LLC, STAG III RAPID CITY, LLC, STAG III AMESBURY, LLC, STAG III HOLLAND, LLC, STAG III SERGEANT BLUFF, LLC, STAG III LEWISTON, LLC, STAG III PENSACOLA, LLC, STAG III BOARDMAN, LLC, STAG III NEWARK, LLC, STAG III TWINSBURG, LLC and STAG III DAYTON, LLC all Delaware limited liability companies or Delaware limited partnerships (each, a “Borrower” and collectively, the “Borrowers”) all having principal executive offices at c/o STAG Capital Partners, 99 Chauncy Street, 10th Floor, Boston, Massachusetts 02111 and ANGLO IRISH BANK CORPORATION LIMITED, a private limited company incorporated under the laws of Ireland having company registration number 22045 (f/k/a Anglo Irish Bank Corporation plc, a banking corporation) and having its registered office at Stephen Court, 18/21 St. Stephen’s Green, Dublin 2, Ireland and with offices at 265 Franklin Street, 19th Floor, Boston, Massachusetts 02110, as agent (in such capacity, the “Agent”) for its own benefit and the benefit of the other lenders; in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

A.                                   Reference is made to a certain:

Loan Agreement dated as of August 11, 2006 as amended by that certain Joinder to Loan Agreement, Modification to Senior Loan Agreement and Third Modification to Bridge Loan Agreement dated December 20, 2007, as amended by that certain Joinder to Loan Agreement, Second Modification to Senior Loan Agreement and Fourth Modification to Bridge Loan Agreement dated February 12, 2008, as further amended by that certain Third Modification to Senior Loan Agreement, Eighth Modification to Bridge Loan Agreement and Agreement to Release Properties dated July 28, 2008 (and as amended, modified, supplemented, or restated and in effect from time to time, the “Senior Loan Agreement”) in the maximum aggregate amount of $300,000,000.00 (the “Senior Loan”) by and among Borrowers, Agent and the lenders party thereto (collectively the “Lender”) as further evidenced by that certain Promissory Note dated as of August 11, 2006 in the maximum amount of $300,000,000.00 as amended and restated by that certain Amended and Restated Promissory Note dated January 31, 2009 in the maximum amount of $200,811,888.00 (the “Senior Note” and the other

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documents evidencing, administering, securing and governing the terms and conditions of the Senior Loan, the “Senior Loan Documents”);

and a certain:

Bridge Loan Agreement dated as of August 11, 2006, as amended by that certain Loan Modification Agreement dated June 6, 2007, as further amended by that certain Second Loan Modification Agreement dated July 1, 2007, as further amended by that certain Joinder to Loan Agreement, Modification to Senior Loan Agreement and Third Modification to Bridge Loan Agreement dated December 20, 2007, as further amended by that certain Joinder to Loan Agreement, Second Modification to Senior Loan Agreement and Fourth Modification to Bridge Loan Agreement dated February 12, 2008, as further amended by that certain Fifth Modification to Bridge Loan Agreement dated March 28, 2008, as further amended by that certain Sixth Modification to Bridge Loan Agreement dated May 15, 2008, as further amended by that certain Seventh Modification to Bridge Loan Agreement dated June 30, 2008, as further amended by that certain Third Modification to Senior Loan Agreement, Eighth Modification to Bridge Loan Agreement and Agreement to Release Properties dated July 28, 2008 (as amended, modified, supplemented or restated and in effect from time to time, the “Bridge Loan Agreement”) in the maximum aggregate amount of $60,000,000.00 (the “Bridge Loan”), by and among Borrowers, the Agent and the Lender party thereto, as further evidenced by that certain Promissory Note dated as of August 11, 2006 in the maximum amount of $60,000,000.00 as amended and restated by that certain Amended and Restated Promissory Note dated January 31, 2009 in the maximum amount of $40,826,734.00 (the “Bridge Note” and the other documents evidencing, administering, securing and governing the terms and conditions of the Bridge Loan, the “Bridge Loan Documents”).

All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Senior Loan Agreement and the Bridge Loan Agreement.

B.                                     Borrowers have requested that Lender extend the Maturity Date of the Senior Loan and the Bridge Loan and Lender has agreed to so extend the Maturity Date subject to the agreements, terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Agent/Lender Name Change.  The name of Agent and Lender is hereby changed to ANGLO IRISH BANK CORPORATION LIMITED, a private limited company incorporated under the laws of Ireland.

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2.                                       Senior Loan Principal Payment.  On or before February 3, 2009, Borrowers shall make a payment in the amount of $5,000,000.00 to be applied in reduction of the principal balance on the Senior Loan, after which the outstanding principal balance of the Senior Loan will be $200,654,112.07.

3.                                       Maximum Aggregate Senior Loan Amount.  Notwithstanding anything in the Senior Loan Agreement to the contrary, the maximum aggregate amount of the Senior Loan is hereby $200,811,888.00.

4.                                       Maturity Date of the Senior Loan.  From and after the Effective Date, it is agreed by and among the Agent, Lender and Borrowers that the terms “Maturity Date” and “Extended Maturity Date” of the Senior Loan as defined in Section 2.2 of the Senior Loan Agreement are hereby modified to mean January 31, 2012 wherever stated in the Senior Loan Documents.  The term “Extended Term” as defined in Section 2.2 of the Senior Loan Agreement is hereby modified in the Senior Loan Agreement to mean the period commencing January 31, 2009 and ending January 31, 2012 wherever stated in the Senior Loan Documents.  There are no rights to further extend the term of the Senior Loan available to the Borrowers.

5.                                       Interest Rate Protection Arrangements.  Section 9.12 of the Senior Loan Agreement is hereby deleted and replaced by the following:

Borrowers shall have the option to enter into Hedging Contracts with Agent for up to 100% of the principal balance of the Senior Loan for the term of the Senior Loan.  Any Hedging Obligations thereunder shall be secured by all Collateral securing the Senior Loan.  “Hedging Obligations” as used hereunder means, with respect to the Borrowers, all liabilities of the Borrowers to the Agent under Hedging Contracts.  “Hedging Contracts” as used hereunder means, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, or any other agreements or arrangements entered into between the Borrowers and the Agent and designed to protect the Borrowers against fluctuations in interest rates or currency exchange rates with respect to the Senior Loan.  The terms of any interest rate swap agreements will be governed by the standard ISDA documents, with modifications mutually agreed upon by Borrowers and Agent.

6.                                       Obligations.  The definition of “Obligations” as defined in Section 3.1 of the Senior Loan Agreement shall be modified to include Hedging Obligations.

7.                                       Assignment of Interest Rate Protection Agreements.  The following shall be added as a new Section 3.1.6 of the Senior Loan Agreement:

Assignment of Interest Rate Protection.  An assignment in favor of Agent on behalf of the Lenders of any Hedging Contracts entered into by the Borrowers and Agent with respect to the Senior Loan (the “Rate Protection Assignment”).

8.                                       Loan Documents.  The definition of “Loan Documents” in Section 3.2 of the Senior Loan Agreement is hereby modified to include the Rate Protection Assignment.

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9.                                       Loan to Value Ratio.

(a)                                  Section 9.18.1 of the Senior Loan Agreement is hereby deleted and replaced by the following:

LTV.  After August 1, 2010 the ratio (“Loan To Value Ratio” or “LTV”) obtained by dividing: (i) the outstanding principal balance of the Loan, by (ii) the aggregate Value of the Property, expressed as a percentage, shall not be greater than seventy-five percent (75%).  For the purposes of this Loan Agreement, the “Value of the Property” shall mean such Value of the Property (on an aggregate basis) as determined by the Agent pursuant to each Original Appraisal or by a new appraisal ordered by and reasonably acceptable to Agent.  The Loan To Value Ratio shall be tested by Agent annually commencing on August 1, 2010.

10.                                 Debt Service Covenant.

(a)                                  Section 9.19.1(i) of the Senior Loan Agreement is hereby deleted and replaced by the following:

“Calculation Date” shall mean the last day of each six (6) month period commencing with June 30, 2009.

(b)                                 Section 9.19.1(ii) of the Senior Loan Agreement is hereby deleted and replaced by the following:

“Calculation Period” shall mean each six (6) month period which ends on a Calculation Date.

(c)                                  Section 9.19.1(vi) of the Senior Loan Agreement is hereby deleted and replaced by the following:

“Debt Service on the Loan” shall mean the higher of: (i) the actual principal and interest paid or payable under the Senior Loan during the Calculation Period, or (ii) the payments of principal and interest that would have been payable under an assumed loan during the Calculation Period in an amount equal to the outstanding principal balance of the Senior Loan at the inception of the relevant Calculation Period bearing interest at the Deemed Rate of Interest payable on a direct reduction basis over twenty-five (25) years; provided, that if in excess of 95% of the aggregate principal balance of the Senior Loan is subject to an interest rate swap agreement through the Maturity Date, the Debt Service on the Loan shall be determined by using the actual principal and interest payable under the Senior Loan during the Calculation Period after giving effect to the impact of such interest rate swap agreement.

(d)                                 Section 9.19.1(vii) of the Senior Loan Agreement is hereby deleted and replaced by the following:

“Deemed Rate of Interest” shall mean the higher of (a) the actual rates in effect under the Note, or (b) the annual rate of interest payable on the relevant Calculation Date (that is, the last day of the applicable Calculation Period) on

4

seven (7) year United States Treasury obligations in amounts approximating the principal balance of the Senior Loan at the inception of the Calculation Period plus three percent (3.00%)

11.                                 Partial Releases.  Section 9.21 of the Senior Loan Agreement is hereby deleted and replaced by the following:

9.21  Partial Release.  Provided no Event of Default is then in existence hereunder, upon the written request of the Borrowers, provided at least ten (10) Business Days prior to the date of the requested release, the Agent shall release a Property from the lien of the Security Documents upon the satisfaction of the following conditions:

(i)                                     The Agent shall have received the Partial Release Payment for such Property. As used herein, “Partial Release Payment” shall mean, for any Property, that amount which is equal to 1.2 multiplied by the Loan Amount advanced with respect to such Property;

(ii)                                  The Borrowers shall simultaneous with the delivery of the Partial Release Payment, repay the Bridge Loan in an amount equal to the Partial Release Payment required to be paid pursuant to the Bridge Loan Documents;

(iii)                               After giving effect to the release of the subject Property, either

a)                                      the Borrowers will not violate the minimum Debt Service Coverage covenant, as calculated pursuant to Section 9.19.2 with a Calculation Period beginning as of effective date of the release of the Property, and with the Debt Service on the Loan calculated using the higher of: (i) the actual principal and interest paid or payable under the Senior Loan during the Calculation Period, or (ii) the payments of principal and interest that would have been payable under an assumed loan during the Calculation Period in an amount equal to the outstanding principal balance of the Senior Loan at the inception of the relevant Calculation Period bearing interest at the Deemed Rate of Interest payable on a direct reduction basis over twenty (20) years; provided, that if in excess of 95% of the aggregate principal balance of the Senior Loan is subject to an interest rate swap agreement through the Maturity Date, the Debt Service on the Loan shall be determined by using the actual principal and interest payable under the Senior Loan during the Calculation Period after giving effect to the impact of such interest rate swap agreement; or

b)                                     at Borrower’s option, if such release is to take effect prior to June 30, 2009, in lieu of compliance with the minimum Debt Service Coverage covenant as calculated in Section 9.21 (iii) (a) above, Borrowers shall pay Agent the Alternative Release Payment as defined in Section 9.21 (v).

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(iv)                              After giving effect to the release of the subject Property, either

a)                                      the Borrowers will not violate the maximum 75% Loan To Value Ratio covenant, as calculated pursuant to Section 9.18.1 of the Senior Loan Agreement; or

b)                                     at Borrower’s option, if such release is to take effect prior to August 1, 2010, in lieu of compliance with the maximum Loan To Value Ratio covenant as calculated in Section 9.21 (iv) (a) above, Borrowers shall pay Agent the Alternative Release Payment as defined in Section 9.21 (v).

(v)                                 The “Alternative Release Payment” for purposes of this Section 9.21 is the higher of: (X) that amount which is equal to 1.2 multiplied by the Loan Amount advanced with respect to such Property; (Y) 100% of the applicable Borrower’s purchase price for acquisition of the subject Property as set forth in the applicable sale contracts and closing statements, plus closing costs incurred in connection with the aforesaid acquisition as reasonably determined by the settlement statement for such acquisition; or (Z) 100% of the gross sale proceeds of the sale of the Property net of Approved Closing Costs.  “Approved Closing Costs” shall mean usual and customary closing costs for commercial real estate transactions in the applicable surrounding area in which the subject Property is located, such as deed stamps, reasonable attorneys’ fees, real estate tax adjustments and a broker’s commission (which broker’s commission shall not exceed the usual and customary commission charged in the applicable surrounding area) and shall also include negotiated payments made by the applicable Borrower under the relevant purchase and sale agreement for the subject Property as part of the sale transaction and as such payments are reflected by the settlement statement.

12.                                 CapEx Escrow Account.  The following shall be added as a new Section 9.22 of the Senior Loan Agreement:

CapEx Escrow Account.  The Borrowers shall open and maintain an interest-bearing deposit account with the Agent (the “CapEx Escrow Account”).  Borrowers shall, on a monthly basis commencing as of March 1, 2009 and on the first day of each month thereafter, deposit into the CapEx Escrow Account a sum of money in cash equal to the CapEx Escrow Payment Amount.  All such deposited sums shall stand as additional security for the Obligations and shall not be removed or withdrawn therefrom except as permitted in this Section 9.22.  As used herein, the term “CapEx Escrow Payment Amount” means the successive monthly payment amounts set forth on the schedule (the “CapEx Schedule”) attached hereto as Exhibit A; provided however, that (a) following a partial prepayment of principal on the Senior Loan made on account of a Partial Release pursuant to Section 9.21 of the Senior Loan Agreement, or (b) a partial prepayment of principal on the Senior Loan (including payments made from condemnation or casualty

6

proceeds) in excess of $500,000.00, the remaining CapEx Escrow Payment Amounts shall be adjusted in accordance with a revised CapEx Schedule to be provided by Agent.

(a)                                  No Default.  During the continuance of an Event of Default, no funds may be withdrawn from the CapEx Escrow Account and Agent may apply or set off all funds in the CapEx Escrow Account against the Obligations and otherwise take such actions reasonably necessary for Agent and Lenders to realize on such application or set off.

(b)                                 CapEx/TI/LC Costs.  Subject to Agent’s prior approval, which shall not be unreasonably withheld, conditioned or delayed, funds may be withdrawn by the Borrowers to pay third parties for, or reimburse Borrowers for capital expenditures, repairs or tenant improvements with respect to any Property (hereinafter, collectively the “Work”) or leasing costs with respect to the leasing of any Property (but not including costs relating to the obtaining possession of any Property) (the “LC Costs”) subject to the following conditions:

(i)                                     Withdrawals for reimbursements to the Borrowers or to pay third party invoices may be made from the CapEx Escrow Account at the Borrowers’ request to Agent, not more frequently than twice a month, on the basis of written requests in accordance with the method described in this Section 9.22.  Agent shall act upon such requests by the Borrowers (including any requests for pre-approval of Work or LC Costs described in paragraphs (ii) and (iii), respectively, within ten (10) Business Days following the receipt of the written request for such withdrawal, which action may include, without limitation, approval of the requested withdrawal or specifying the basis for not approving the request and, where applicable, requesting additional information and supporting documentation.

(ii)                                  All requests by the Borrowers for reimbursement or to pay third party invoices for Work performed shall be accompanied with invoices or paid receipts for the Work performed.  With respect to any request for withdrawals from the CapEx Escrow Account for Work to be performed in excess of the lower of $200,000 or 10% of the Value of the Property for which the request is being made, the Borrowers shall also include in their written request, for Agent’s review and approval, those items reasonably requested by Agent pertaining to the Work to be performed, including, without limitation:  (i) a reasonably detailed budget (the “Budget”) and estimated schedule for the subject Work; (ii) if applicable, plans and specifications; (iii) to the extent available at the time of submission, all applicable contracts or invoices which may include all relevant construction, architect, or engineer services to be performed and (iv) if applicable, copies of all final licenses and permits (to be delivered after completion of the Work, if applicable, and not in any request for approval).  Borrowers may request Agent’s pre-approval of the scope of Work to be performed and the Budget for such Work by submitting such a request to Agent, which pre-approval by Agent shall not be unreasonably

7

withheld, conditioned or delayed.  Once Agent has pre-approved the scope and Budget for such Work, as long as there has been no material modification to such Budget or scope, requests for withdrawals to reimburse payments made by the applicable Borrower with respect to such Work or to pay third party invoices for Work performed will be granted, subject to Agent’s receipt of invoices or receipts for the Work performed and the Consultant’s approval, if required under paragraph (iv) below.

(iii)                               With respect to any request for withdrawals from the CapEx Escrow Account for reimbursement of any LC Costs or payment of any LC Costs then due, the Borrowers shall provide to Agent for review and approval those items reasonably requested by Agent pertaining to any LC Costs to be paid or reimbursed, including, without limitation, detailed invoices, proposed leases (if not already provided to Agent) or other documentation reasonably acceptable to Agent.  Borrowers may request Agent’s pre-approval of any LC Costs before the applicable Borrower incurs such costs or executes any leases with respect to such LC Costs by submitting such a request to Agent, which pre-approval by Agent shall not be unreasonably withheld, conditioned or delayed.  Any LC Costs that are set forth in any Lease approved (or deemed approved) by Agent pursuant to Section 9.17 of the Senior Loan Agreement shall not require Agent’s additional approval hereunder and shall be funded from the CapEx Escrow Account, subject to Agent’s receipt of the paid invoices and receipts for reimbursement therefor, or other acceptable evidence that payment of such LC Costs is then due.

(iv)                              With respect to any request for withdrawals from the CapEx Escrow Account for Work to be performed or LC Costs to be paid in excess of the lower of $200,000 or 10% of the Value of the Property for which the request is being made, Agent shall have the right to employ one or more independent engineers, architects, builders or other construction specialists, environmental advisors, scientists, accountants, and attorneys to act as an advisor to Agent, and to any Lender, in connection with the proposed withdrawal to be made from the CapEx Escrow Account (each of which shall be a “Consultant”). The reasonable costs and fees of each Consultant permitted hereunder shall be paid by Borrower upon billing therefor and, if not so paid within thirty (30) days, may be paid directly by Agent on behalf of the Lenders through a withdrawal from the CapEx Escrow Account.  Upon reasonable notice and at reasonable times, subject to the provisions of the Leases, Borrower shall provide Consultants with continuing access to all aspects of the Work being performed.

(v)                                 Neither Agent nor any Lender nor any of their Consultants shall have liability to Borrowers or any contractor, architect, engineer or other Person working directly or indirectly for or at the request of any Borrower on account of (i) services performed by such Consultant; (ii) any failure or neglect (absent gross negligence or willful misconduct) by any such

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Consultant to properly perform services; or (iii) any approval or disapproval of work, construction documents, plans and specifications, requisitions or other matters (except that Agent may not unreasonably withhold, condition or deny its consent).  Neither Agent, nor any such Consultant, nor any Lender, shall have any obligation regarding proper performance of the Work.

(vi)                              Agent reserves the right to review the Work to be performed on a periodic basis and the LC Costs to be withdrawn.  Amounts withdrawn shall not exceed one hundred percent (100%) of the actual costs incurred by Borrowers or paid by Borrowers in completing the Work or for the LC Costs to be paid.  All Work performed by the Borrowers shall be performed in a good and workmanlike manner in accordance with applicable legal requirements, without defects.

(c)                                  Borrowers agree and acknowledge that Agent is not obligated to permit the withdrawal of any funds from the CapEx Escrow Account except as provided herein.  Borrowers hereby acknowledge and agree that any permission for the withdrawal of the funds for any Work shall be conditioned upon receipt by Agent, in form and substance reasonably satisfactory to Agent, of such additional items as Agent may reasonably require to confirm the validity and priority of its mortgage on the subject Property, including but not limited, in the event of any Work in excess of One Million Dollars ($1,000,000.00), to a title examination and endorsement to the Agent’s title policy confirming the validity and priority of its mortgage and security interest hereunder.

(d)                                 Borrowers further agree and acknowledge that permission for withdrawal of the funds from the CapEx Escrow Account shall be conditioned upon certification, by the applicable Borrower with respect to the Property for which funds are requested, that no event then exists or fails to exist which is or which, solely with the passage of time or the giving of notice (or both), would be an Event of Default.  Each requisition for permission to withdraw funds shall be in form reasonably satisfactory to Agent and shall be signed by the applicable Borrower setting forth the amount and purpose of the withdrawal.  If costs for any Work or LC Costs exceed the amount approved by Agent to be withdrawn from the CapEx Escrow Account, the applicable Borrower shall be obligated to advance all funds necessary to complete the Work or to pay for the LC Costs prior to the last withdrawal to be made by the applicable Borrower with respect to the applicable Work to be performed or the applicable LC Costs to be paid.

(e)                                  The parties agree that amounts funded into the CapEx Escrow Account shall not be considered Operating Expenses for the purposes of Section 9.19.1(v) of the Senior Loan Agreement, provided however, that withdrawals from the CapEx Escrow Account on account of any expenditures that are Operating Expenses under Section 9.19.1(v) shall continue to be considered Operating Expenses under Section 9.19.1(v) for purposes of any relevant calculations.

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13.                                 Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the Effective Date at such time when all of the following conditions are satisfied:

(a)                                  All action on the part of each Borrower and each other party necessary for the valid execution, delivery and performance by each Borrower of this Agreement, that certain Ninth Modification to Bridge Loan Agreement dated as of the date hereof, and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(b)                                 Borrowers shall have made the $5,000,000.00 Senior Loan principal payment.

(c)                                  STAG Investments Holdings III, LLC shall have executed a Consent to this Agreement (signature page following Lender and Borrowers’ signature pages hereto).

(d)                                 With respect to the Senior Loan, Stephen R. Karp and Steven S. Fischman shall have executed a $5,000,000.00 Amended and Restated Guaranty in form acceptable to the Lender effective as of the Effective Date.

(e)                                  Borrowers shall have opened the CapEx Escrow Account.

(f)                                    The Agent shall have received such executed resolutions, secretary’s certificates and certificates of legal existence as the Agent may reasonably specify all in form and substance reasonably satisfactory to the Agent and its counsel.

(g)                                 The Agent shall have received a written legal opinion of the Borrowers’ and Guarantors’ counsel addressed to the Agent and the Lender, covering such matters relating to the Borrowers, Guarantors, the Loan Documents and/or the transactions contemplated thereby as the Agent shall reasonably request.

(h)                                 The Borrowers shall have paid an extension fee in the amount of $302,048.00 in respect of the extensions of the Senior Loan Maturity Date and Bridge Loan Maturity Date.

(i)                                     All fees and expenses incurred by the Agent in connection with the preparation and negotiation of this Agreement and related documents (including the reasonable fees and expenses of counsel to the Agent) shall have been paid in full.

(j)                                     No Event of Default shall have occurred and be continuing.

(k)                                  The Borrowers shall have executed and delivered to the Agent such additional documents, instruments, and agreements as the Agent may reasonably request.

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14.                                 Other Provisions.

(a)                                  The Borrowers hereby ratify, confirm, and reaffirm all of the terms and conditions of the Senior Loan Agreement and all of the other documents, instruments, and agreements evidencing the Senior Loan.  The Borrowers further acknowledge and agree that all of the terms and conditions of the Senior Loan arrangement shall remain in full force and effect except as expressly provided in this Agreement.  No novation of the indebtedness evidenced by the Senior Note, Senior Loan Agreement or any other loan document pertaining to the foregoing shall occur as a result of the execution of this Agreement.

(b)                                 To the extent any Defaults or Events of Default are existing as of the date hereof, the Agent hereby expressly reserves all of its rights and remedies in connection therewith, and the execution of this Agreement shall not be deemed a waiver of any such Default or Event of Default nor a waiver of any of the Agent’s rights and remedies in connection therewith.

(c)                                  Except as specifically amended by this Agreement and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Senior Loan Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any obligors thereon or collateral security therefor.

(d)                                 The Borrowers acknowledge, confirm and agree that they have no offsets, defenses, claims or counterclaims against the Agent or Lender with respect to any of the Borrowers’ liabilities and obligations to the Lender under the Senior Loan arrangement and to the extent that the Borrowers have any such claims under the foregoing loan arrangements, the Borrowers affirmatively WAIVE and RENOUNCE such claims as of the Effective Date.

(e)                                  Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(f)                                    This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

(g)                                 The Senior Loan Agreement, as amended by this Agreement, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written communications.

(h)                                 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF

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MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

BORROWERS:

STAG III ALBION, LLC		STAG III MALDEN, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	Name:	Stephen C. Mecke
Title:	Authorized Officer	Title:	Authorized Officer

STAG III MASON, LLC		STAG III GREAT BEND, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	Name:	Stephen C. Mecke
Title:	Authorized Officer	Title:	Authorized Officer

STAG III ST. LOUIS, LLC		STAG III MILWAUKEE, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	Name:	Stephen C. Mecke
Title:	Authorized Officer	Title:	Authorized Officer

STAG III POMFRET, LLC		STAG III YOUNGSTOWN, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	Name:	Stephen C. Mecke
Title:	Authorized Officer	Title:	Authorized Officer

STAG III TAVARES, LLC		STAG III ROUND ROCK, L.P.

By:	/s/ Stephen C. Mecke	By: STAG Investments GP III, LLC, its sole general partner
Name:	Stephen C. Mecke
Title:	Authorized Officer
		By:	/s/ Stephen C. Mecke
STAG III STREAMWOOD, LLC		Name:	Stephen C. Mecke
		Title:	Authorized Officer
By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	STAG III CHESTERFIELD, LLC
Title:	Authorized Officer
		By:	/s/ Stephen C. Mecke
STAG III DAYTONA BEACH, LLC		Name:	Stephen C. Mecke
		Title:	Authorized Officer
By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

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STAG III ARLINGTON, L.P.		STAG III FAIRFIELD, LLC

By: STAG Investments GP III, LLC, its sole general partner		By:	/s/ Stephen C. Mecke
		Name:	Stephen C. Mecke
		Title:	Authorized Officer
By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	STAG III MAYVILLE, LLC
Title:	Authorized Officer
		By:	/s/ Stephen C. Mecke
STAG III FARMINGTON, LLC		Name:	Stephen C. Mecke
		Title:	Authorized Officer
By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	STAG III MILWAUKEE 2, LLC
Title:	Authorized Officer
		By:	/s/ Stephen C. Mecke
STAG III CINCINNATI, LLC		Name:	Stephen C. Mecke
		Title:	Authorized Officer
By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	STAG III JACKSON, LLC
Title:	Authorized Officer
		By:	/s/ Stephen C. Mecke
STAG III APPLETON, LLC		Name:	Stephen C. Mecke
		Title:	Authorized Officer
By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	STAG III MARYLAND BORROWER, LLC
Title:	Authorized Officer
		By:	/s/ Stephen C. Mecke
STAG III JEFFERSON, LLC		Name:	Stephen C. Mecke
		Title:	Authorized Officer
By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	STAG III POCATELLO, LLC
Title:	Authorized Officer
		By:	/s/ Stephen C. Mecke
STAG III ELKHART, LLC		Name:	Stephen C. Mecke
		Title:	Authorized Officer
By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	STAG III CANTON, LLC
Title:	Authorized Officer
		By:	/s/ Stephen C. Mecke
STAG III HOLLAND 2, LLC		Name:	Stephen C. Mecke
		Title:	Authorized Officer
By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

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STAG III RAPID CITY, LLC		STAG III NEWARK, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	Name:	Stephen C. Mecke
Title:	Authorized Officer	Title:	Authorized Officer

STAG III AMESBURY, LLC		STAG III TWINSBURG, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	Name:	Stephen C. Mecke
Title:	Authorized Officer	Title:	Authorized Officer

STAG III HOLLAND, LLC		STAG III DAYTON, LLC

By:	/s/ Stephen C. Mecke	By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke	Name:	Stephen C. Mecke
Title:	Authorized Officer	Title:	Authorized Officer

STAG III SERGEANT BLUFF, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III LEWISTON, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III PENSACOLA, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

STAG III BOARDMAN, LLC

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

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AGENT AND LENDER:

ANGLO IRISH BANK CORPORATION LIMITED

By:	/s/ Kieran Dowling
Name:	Kieran Dowling
Title:	Director

By:	/s/ Nicholas Lyons
Name:	Nicholas Lyons
Title:	Associate Director

ANGLO IRISH BANK CORPORATION LIMITED

By:	/s/ Kieran Dowling
Name:	Kieran Dowling
Title:	Director

By:	/s/ Nicholas Lyons
Name:	Nicholas Lyons
Title:	Associate Director

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Consented to and Agreed:

GUARANTOR:

STAG INVESTMENTS HOLDINGS III, LLC

BY:	/s/ Stephen C. Mecke
	Name:	Stephen C. Mecke
	Title:	Authorized Officer

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Exhibit A

SENIOR LOAN CAP EX PAYMENT SCHEDULE

Repayment Number	Capex Payment Amount

1	(151,343.28)
2	(151,973.88)
3	(152,607.10)
4	(153,242.97)
5	(153,881.48)
6	(154,522.65)
7	(155,166.49)
8	(155,813.02)
9	(156,462.24)
10	(157,114.17)
11	(157,768.81)
12	(158,426.18)
13	(159,086.29)
14	(159,749.15)
15	(160,414.77)
16	(161,083.17)
17	(161,754.35)
18	(162,428.32)
19	(163,105.11)
20	(163,784.71)
21	(164,467.15)
22	(165,152.43)
23	(165,840.56)
24	(166,531.57)
25	(167,225.45)
26	(167,922.22)
27	(168,621.90)
28	(169,324.49)
29	(170,030.01)
30	(170,738.46)
31	(171,449.87)
32	(172,164.25)
33	(172,881.60)
34	(173,601.94)
35	(174,325.28)
36	(176,670.04)

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Breakdown of Capex
payments

Variables
Principal	200,811,888.25
Term (Years)*	20
Repayments Per Year	12
Calculation Rate	5.00%

* 25 year Senior Loan Principal Amortization less 20 year Senior Loan Principal Amortization

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